THE STRONG GROWTH FUNDS

ANNUAL REPORT - DECEMBER 31, 1995

[Photo of family]

THE STRONG OPPORTUNITY FUND
THE STRONG GROWTH FUND
THE STRONG COMMON STOCK FUND
THE STRONG DISCOVERY FUND


[STRONG FUNDS LOGO]
STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------1-----------------------------------------
[Graphic of                    Have a plan.
 File Folder]
               Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------2-----------------------------------------
[Graphic of          Start investing as soon as possible.
 Clock]
               Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------3-----------------------------------------
[Graphic of               Diversify your portfolio.
 Pie Chart]
               By investing in different asset classes-stocks, bonds, and cash -you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------4-----------------------------------------
[Graphic of                   Invest regularly.
 Notepad]
               Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------5-----------------------------------------
[Graphic of          Maintain a long-term perspective.
 Line Chart]
               For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret-and of principal loss.

-------------------------------------6-----------------------------------------
[Graphic of    Consider stocks to help achieve major long-term goals.
 Pie Chart]
               Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------7-----------------------------------------
[Graphic of    Keep a comfortable amount of cash in your portfolio.
 Dollar Sign]
               To meet current needs, including emergencies, use a money market fund or a bank account-not your long-term investment assets.

-------------------------------------8-----------------------------------------
[Graphic of               Know what you're buying.
 Magnifying
 Glass] Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information... make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG GROWTH FUNDS

ANNUAL REPORT  -  DECEMBER 31, 1995

                               TABLE OF CONTENTS


 INVESTMENT REVIEWS
      The Strong Opportunity Fund............................ 2
      The Strong Growth Fund................................. 4
      The Strong Common Stock Fund........................... 6
      The Strong Discovery Fund.............................. 8
 FINANCIAL INFORMATION
      Schedules of Investments in Securities
            The Strong Opportunity Fund......................10
            The Strong Growth Fund...........................12
            The Strong Common Stock Fund.....................14
            The Strong Discovery Fund........................16
      Statements of Operations...............................19
      Statements of Assets and Liabilities...................20
      Statements of Changes in Net Assets....................21
      Notes to Financial Statements..........................22
 FINANCIAL HIGHLIGHTS........................................25
 REPORT OF INDEPENDENT ACCOUNTANTS...........................27

THE STRONG OPPORTUNITY FUND
---------------------------

In pursuit of capital growth, the Strong Opportunity Fund invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

NEAR-PERFECT ENVIRONMENT FOR STOCKS
Low interest rates, combined with moderate inflation and healthy corporate earnings provided a near-perfect environment for U.S. common stocks in 1995, and contributed to the stock market rally that ran practically unabated through year end. Technology and financial stocks led this momentum-driven market, aided by large inflows into equity mutual funds.

                     PUBLISHING BROADCASTING TECHNOLOGY

Large companies, up 37.58% through year end as measured by the S&P 500, saw the biggest gains as investors favored traditional large-cap stocks through much of the year. Though mid-cap stocks slightly lagged their larger counterparts, they also posted significant gains, as reflected by the S&P MidCap 400's 30.94% total return for the same period.*

The Fund had good exposure to some of the best performing sectors this year-especially publishing, broadcasting, and technology-and had a total return of 27.27% for the year.

A DISCIPLINED APPROACH TO INVESTING
Our investing style remained consistent through the year-we do not believe in chasing market momentum. Rather, we continue to evaluate existing and prospective holdings by analyzing their "private value." That simply means we evaluate companies as if we were private buyers-determining how much we would be willing to pay to own the entire company. In doing so, we have a disciplined way to view the company's inherent value and impartially evaluate potential winners and losers.

We look at underfollowed stocks-those with low institutional ownership and low analyst coverage-because we believe they tend to be undervalued by the market. We take a close look at unpopular, or "quiet," sectors because we think that, in a market increasingly dominated by institutions, unpopular sectors can yield superior returns for those willing to look beyond this year's favorites.

The Fund's top performers this year included Paging Network, Inc., a provider of paging services in the U.S., and Sun Microsystems, Inc., a computer hardware manufacturer.


                              Asset Allocation
                               as of 12-31-95
                                 [Pie Chart]


SHORT-TERM INVESTMENTS                  12.9%
COMMON STOCKS                           86.7%
CONVERTIBLE CORPORATE BONDS              0.4%

The Fund's asset allocation is presented as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


This year, a number of companies in the Fund received takeover bids very close to our private market value. In the publishing and broad-casting sector alone we held shares in two companies that received takeover bids. Both companies, Capital Cities/ABC, Inc. and CBS, Inc., obtained bids within several dollars of our private market valuations. The Capital Cities/ABC takeover is awaiting a vote by shareholders in January, and the CBS takeover is complete.

                            Five Largest Holdings
                               as of 12-31-95

--------------------------------------------------------
PAGING NETWORK, INC.        TELECOMMUNICATION       1.4%
                            SERVICE
--------------------------------------------------------
WHITMAN CORPORATION         DIVERSIFIED OPERATIONS  1.4%
--------------------------------------------------------
VIGORO CORPORATION          CHEMICAL                1.4%
--------------------------------------------------------
ENRON OIL & GAS COMPANY     OIL-NORTH AMERICAN      1.4%
                            EXPLORATION & PRODUCTION
--------------------------------------------------------
TELEDYNE, INC.              DIVERSIFIED OPERATIONS  1.3%
--------------------------------------------------------


CYCLE MAY REWARD MID-CAP STOCKS
We believe the stage now may be set for a longer-term cycle during which mid-cap stocks have the potential to outperform large-cap issues. Given this year's rally in large caps, we find mid-cap issues very attractive, based on their relative value and expected earnings growth.

We are, however, somewhat cautious going into the new year, and are not totally convinced that the much talked-about "soft landing" has occurred. Even with the Fed's bias toward easing credit, the economy is sluggish, and it remains unclear whether this slowdown will evolve into a recession. The market has already basically discounted for slow growth but, if growth is slower than anticipated, the stock market could react negatively.

Looking ahead, we will continue to place emphasis on underfollowed, growing firms selling at significant discounts from their private market values. This attention to discipline and value should help to protect the Fund from sharp declines if the market turns down-while providing the potential for upside appreciation in the meantime.

Thank you for your continued confidence,


/S/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager


/S/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager

[Photo of Richard T. Weiss and Marina T. Carlson]

                   Growth of an Assumed $10,000 Investment
                          from 12/31/85 to 12/31/95

                                [Line Chart]

              The Strong              S&P MidCap                   S&P 500
           Opportunity Fund         400 Stock Index              Stock Index
12/85           $10,000                $10,000                     $10,000
12/86           $15,990                $11,621                     $11,866
12/87           $17,894                $11,383                     $12,490
12/88           $20,841                $13,761                     $14,564
12/89           $24,694                $18,649                     $19,179
12/90           $21,903                $17,693                     $18,583
12/91           $28,845                $26,556                     $24,245
12/92           $33,851                $29,720                     $26,091
12/93           $41,022                $33,866                     $28,721
12/94           $42,325                $32,652                     $29,101
12/95           $53,868                $42,756                     $40,036

                                  AVERAGE ANNUAL
                                  TOTAL RETURNS
                                 THROUGH 12-31-95
     1-YEAR                         27.27%
     3-YEAR                         16.75%
     5-YEAR                         19.72%
    10-YEAR                         18.34%


THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A
$10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH SIMILAR INVESTMENTS IN THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500") AND THE STANDARD & POOR'S MIDCAP 400 STOCK INDEX ("S&P 400"). RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE S&P 400 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR THE STOCKS OF MID-SIZED U.S. COMPANIES. SOURCE FOR THE INDEX DATA IS MICROPAL. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

*SOURCE OF INDEX DATA: MICROPAL.

THE STRONG GROWTH FUND
----------------------


                                  CUMULATIVE
                               TOTAL RETURNS(1)
                        SINCE INCEPTION (ON 12-31-93)

                                 [Bar Graph]

STRONG GROWTH FUND      65.35%
S&P 500 INDEX(2)        39.40%
LIPPER GROWTH INDEX(3)  29.42%

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's advisor believes have above-average growth prospects.

A GREAT YEAR FOR GROWTH STOCKS
1995 proved to be an exceptional year for U.S. common stocks, as declining interest rates, moderate inflation, and a slow-growing economy provided a very favorable environment. The Fund participated fully in the stock market rally and provided investors with a total return of 41.00% for the year. These results helped the Fund maintain its impressive lead over the market, as noted in the chart on this page.

Through new money flows and price appreciation, the Fund grew from $106.0 million in assets as of December 31, 1994 to more than $642.8 million at year end. A portion of this increase was due to the price appreciation of stocks in the Fund; but, we also wish to thank financial planners and investors who placed their confidence in us through new investments in the Fund this year.

FUND OVERVIEW
We search for the best growth stocks in the strongest industries, regardless of their size. Our investors benefited in 1995 from the Fund's holdings in multi-national growth stocks that have a proven ability to bring out new products and find new markets. These larger-capitalization companies generally outperformed smaller-cap stocks in 1995. However, many of the Fund's holdings are in small- and medium-capitalization growth companies, which also performed well--and the long-term outlook for these smaller stocks is very promising.

We continue to overweight the small and medium segments of the market because their valuations relative to the prospective growth rates are generally more attractive when compared to larger-capitalization stocks. We also expect small- and medium-size stocks to outperform on a longer-term basis should there be a reduction in the capital gains tax rate.

CAPITALIZING ON LONG-TERM TRENDS
Our emphasis on companies whose growth prospects were favorably enhanced by the following secular trends contributed to the strong performance of the Fund. We anticipate these themes will continue for at least the rest of the decade.

HEALTHCARE--THE GRAYING OF AMERICA AND COST CONTAINMENT. We view the aging of America as a major catalyst for long-term trends in the U.S. economy. The baby-boom generation--whose oldest members are now entering their fifties--will require more healthcare-related products and services as they age. As healthcare costs have escalated over the years, so has the demand for medical products and service providers that can help contain this inflation spiral.

SERVICES AND TECHNOLOGY TO ENHANCE PRODUCTIVITY. Corporate outsourcing of various services is becoming more predominant in today's marketplace as companies downsize and pare back their fixed costs in order to become more efficient. We look for corporations around the world to continue improving productivity through the use of new technology and specialized services. In addition, the global boom in communications--from basic telephone service in the emerging markets to the Internet in developed countries--should also provide a catalyst for many companies engaged in these businesses.

CONSOLIDATING INDUSTRIES WITH MARKET-SHARE WINNERS. Many industries that are highly fragmented are starting to become dominated by a few larger, more efficient players. These industry consolidators typically have better management, products, infrastructure, and financial resources that enable them to make acquisitions and gain market share at the expense of weaker competitors. Industries that meet these criteria include office equipment, office supplies, temporary staffing, and financial services.

TRENDS FAVOR GROWTH
Looking forward to 1996, we anticipate moderate inflation, low interest rates, and modest economic growth to continue. This should provide a favorable setting for well-managed growth companies, since their earnings tend to be less dependent on the strength of the

                               ASSET ALLOCATION
                                AS OF 12-31-95
                                 [Pie Chart]

SHORT-TERM INVESTMENTS          7.2%
COMMON & PREFERRED STOCK       92.6%
CONVERTIBLE CORPORATE BONDS     0.2%

THE FUND'S ASSET ALLOCATION IS PRESENTED AS A PERCENTAGE OF NET ASSETS. PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

overall economy. We believe most of the expansion in price-to-earnings ratios is behind us and that companies will have to generate superior revenue and earnings growth in order to generate superior price appreciation. Money managers will need to do their homework to select the right stocks to get ahead in this less dynamic market environment. We will continue to search for the new growth leaders, and, as always, we will strictly adhere to our valuation disciplines-buying stocks at significant discounts to their projected growth rates, and selling when we believe valuations are excessive or we identify better investment opportunities.

We appreciate your confidence, and we look forward to serving your investment needs in the years to come.

Sincerely,


/S/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

[Photo of Ronald C. Ognar]


                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           FROM 12/31/93 TO 12/31/95

                                 [Line Chart]

            The Strong            S&P 500
            Growth Fund         Stock Index
12/93        $10,000             $10,000
 3/94        $10,880             $ 9,621
 6/94        $10,636             $ 9,661
 9/94        $11,454             $10,134
12/94        $11,727             $10,132
 3/95        $12,555             $11,119
 6/95        $13,989             $12,180
12/95        $16,535             $13,940

                        AVERAGE ANNUAL
                       TOTAL RETURNS(1)
                        AS OF 12-31-95
 1-YEAR                    41.00%
 SINCE INCEPTION
  (ON 12-31-93)            28.59%


THIS GRAPH, PREPARED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH A SIMILAR INVESTMENT IN THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500"), AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. SOURCE FOR THE INDEX DATA IS MICROPAL. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

(1) AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE CHANGE IN THE VALUE OF AN INVESTMENT IN THE FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE, WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE.

(2) THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500") IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. SOURCE OF INDEX DATA: MICROPAL.

(3) THE LIPPER GROWTH INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX, ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS IN THIS INVESTMENT OBJECTIVE. SOURCE OF INDEX DATA:
    LIPPER ANALYTICAL SERVICES, INC.

THE STRONG COMMON STOCK FUND

The Strong Common Stock Fund seeks capital growth. The Fund invests at least 80% of its total assets in equity securities. It currently emphasizes small companies that the Fund's advisor believes are under-researched and attractively valued. The Fund remains closed to new investors, an action taken in March 1993 to limit its asset growth and allow it to continue focusing on small company stocks.(1)

[Photo of printed circuit board]

STOCKS HIT NEW HIGHS
The bull market of 1995 continued unabated through year end, as moderate inflation, low interest rates, and healthy corporate earnings provided a near-perfect environment for stocks. This momentum-driven market was fueled by falling interest rates, booms in technology and financial stocks, and large inflows into equity mutual funds, particularly from 401(k) plans.

Investors favored large-cap stocks through much of the year and, as a result, big companies gained 37.58% for the year, as measured by the S&P 500. Small-cap stocks also showed significant gains, but lagged larger stocks, as reflected in the Russell 2000's 28.44% total return for the same period.(2)


                            FIVE LARGEST HOLDINGS
                                AS OF 12-31-95

--------------------------------------------------
CENTOCOR, INC.             HEALTHCARE-        2.0%
                           BIOMEDICAL/GENETIC
--------------------------------------------------
PANAMSAT CORPORATION       TELECOMMUNICATION  1.6%
                           SERVICE
--------------------------------------------------
TENET HEALTHCARE CORP.     HEALTHCARE-        1.4%
                           PATIENT CARE
--------------------------------------------------
TEMPEST REINSURANCE        INSURANCE-         1.4%
COMPANY, LTD.              DIVERSIFIED
--------------------------------------------------
PAGING NETWORK, INC.       TELECOMMUNICATION  1.4%
                           SERVICE
--------------------------------------------------

PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

The Fund had good exposure to some of the best performing sectors this year-especially publishing, broadcasting, and technology-and had a total return of 32.41% for the year.

PRIVATE-VALUE THEORY PROVES VALID
Our investing style remained consistent through the year-we do not believe in chasing market momentum. Rather, we continued to evaluate existing and prospective holdings by analyzing their "private value." That simply means we evaluate companies as if we were private buyers, determining how much we'd be willing to pay to own the entire company. In doing so, we have a disciplined way to view the company's value and impartially evaluate potential winners and losers.

We look at underfollowed stocks-those with low institutional ownership and low analyst coverage-because we believe they tend to be undervalued by the market. We take a close look at unpopular, or "quiet," sectors because we think that, in a market increasingly dominated by institutions, unpopular sectors can yield superior returns for those willing to look beyond this year's favorites.

Some of the Fund's top performers this year included Old Kent Financial Corporation, a regional bank holding company, and Centocor, Inc., a biotechnology company. Among the stocks we sold because we believed they had become fully valued was Texas Instruments, Inc., which benefited from the boom in technology stocks this year.

During 1995, a number of companies in the Fund received takeover bids very close to our private market valuations. In the publishing and broadcasting sector alone we held shares in three companies that received takeover bids. All three, Capital Cities/ABC, Lin Broadcasting, and Turner Broadcasting, obtained bids within several dollars of our private market value. The Lin Broadcasting deal has been completed; while the Capital Cities/ABC takeover is awaiting a vote by shareholders, and the Turner deal is waiting for government approval.

                                 [PIE CHART]

                               ASSET ALLOCATION
                                AS OF 12-13-95

Common Stocks                  88.3%
Short-Term Investments         11.7%

THE FUND'S ASSET ALLOCATION IS PRESENTED AS A PERCENTAGE OF NET ASSETS. PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

SMALL-CAP STOCKS MAY BENEFIT FROM CYCLE
We believe small stocks are now very attractive based on their relative value and expected earnings growth-especially given this year's rally in large-cap stocks. We think 1996 will be a bottom-up stock-picker's market, and that the stage may be set for a longer-term cycle during which small-cap stocks have the potential to outperform large-cap issues.

However, we are somewhat cautious going into the new year, and are not totally convinced the much talked-about "soft landing" has occurred. Even with the Fed's bias toward easing credit, the economy is sluggish, and it remains unclear if the slowdown will evolve into a recession. The market has already basically discounted for slow growth but, if growth is slower than anticipated, the stock market could react negatively.

Looking ahead, we will continue to emphasize underfollowed, growing firms selling at significant discounts from their private market values. This attention to discipline and value should help to protect the Fund from sharp declines if the market turns down while providing the potential for upside appreciation in the meantime.

Thank you for your continued confidence,


/S/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager


/S/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager

[Photo of Richard T. Weiss and Marina T. Carlson]

                   Growth of an Assumed $10,000 Investment
                          from 12/29/89 to 12/31/95

                                 [Line Graph]]


            The Strong Common      Russell 2000          S&P 500
               Stock Fund          Stock Index         Stock Index
12/89           $10,000             $10,000               $10,000
12/90           $10,100             $ 8,048               $ 9,690
12/91           $15,864             $11,754               $12,642
12/92           $19,161             $13,920               $13,604
12/93           $23,988             $16,551               $14,976
12/94           $23,872             $16,249               $15,174
 6/95           $27,972             $18,592               $18,241
12/95           $31,609             $20,871               $20,875

                Average Annual
                Total Returns
               Through 12-31-95
     1-YEAR         32.41%
     3-YEAR         18.16%
     5-YEAR         25.63%
SINCE INCEPTION
(ON 12-29-89)       21.14%


THIS GRAPH, PROVIDED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH SIMILAR INVESTMENTS IN THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500"), AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET WITHOUT REGARD TO COMPANY SIZE, AND THE RUSSELL 2000 INDEX ("RUSSELL 2000"), AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR SMALL DOMESTIC STOCKS. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. SOURCE FOR THE INDEX DATA IS MICROPAL. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

(1) THE COMMON STOCK FUND IS CLOSED TO NEW INVESTORS, EXCEPT THE FUND WILL CONTINUE TO OFFER ITS SHARES TO CURRENT INVESTORS AND THROUGH QUALIFIED RETIREMENT PLANS FOR WHICH STRONG RETIREMENT SERVICES PROVIDES RECORD KEEPING AND ADMINISTRATIVE SERVICES TO THE PLAN.

(2)  SOURCE OF INDEX DATA: MICROPAL.

                       [Photo of electronic components]

                               TOP TEN SECTORS
                      BASED ON NET ASSETS AS OF 12-31-95

1.   TECHNOLOGY         23.6%
-----------------------------
2.   FINANCIAL          14.8%
-----------------------------
3.   CONSUMER CYCLICAL  10.0%
-----------------------------
4.   HEALTH CARE         9.9%
-----------------------------
5.   CAPITAL EQUIPMENT   6.3%
-----------------------------
6.   RETAIL              3.7%
-----------------------------
7.   TRANSPORTATION      1.3%
-----------------------------
8.   CONSUMER STAPLE     1.0%
-----------------------------
9.   ENERGY              0.7%
-----------------------------
10.  BASIC MATERIAL      0.5%

PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.


THE STRONG DISCOVERY FUND
-------------------------

As I begin my thirtieth year in this business, I appreciate more than ever what it takes to survive-and to thrive-as a money manager. My experience has taught me to be like a fox...to work with the pack without blindly following the herd...to bide my time, always ready to pounce and take advantage of the extraordinary opportunity when it presents itself.

I believe there are extraordinary opportunities out there right now for incisive, agile money managers. A number of great, young growth companies-in America and abroad-are poised to break away from their competition.

It is our goal to break away with them, using their strength and momentum to create rewards for our shareholders.

Since its inception on December 31, 1987 through December 31, 1995 the Strong Discovery Fund has provided investors with a cumulative total return of 298.45%, significantly outpacing the S&P 500 Stock Index's return of 220.56% for the same time period. (1) Over the years, the Discovery Fund has also outperformed the majority of its peers. Based on its since-inception total return, the Fund was ranked #9 out of 71 capital appreciation funds tracked by Lipper Analytical Services, Inc.(2)

MARKET SUMMARY
STOCKS. In 1995, two of the most influential factors that drive stock prices-earnings and interest rates-came together to create a nearly perfect environment for U.S. common stocks. The rally was a fairly steady one, with the S&P hitting 88 new highs during the twelve months. Most small stocks, though they lagged their larger brethren a bit, produced solid gains as well.

LONG BONDS. Moderate inflation and slow economic growth also helped fuel a robust rally in long-term bonds. The benchmark 30-year Treasury bond's yield dropped to 5.95% by December 31 from 7.88% a year ago.

SHORT BONDS. Interest rates fell at the short end of the market, too. Although, thanks primarily to the Federal Reserve's moderated monetary policy, they dropped less than long rates did. After raising rates in February, the central bank lowered its federal funds rate twice, in July and in December. The easing, however, totaled just 50 basis points (0.50%) for the year, leaving the yield curve-the spread between short- and long-term rates-fairly flat.

Overall, 1995 was an excellent year for most investments, and we're proud to be able to include the Strong Discovery Fund among that group. By balancing the Fund's holdings among a mix of resurgent, blue-chip companies and smaller, rapidly growing companies, we were able to create a total return of 34.83% for the year.

STRATEGY REVIEW
STEADFAST COMMITMENT TO STOCKS. Throughout the year, we maintained a bullish exposure to U.S. common stocks. Three key factors led us to hold our course:

1. two years of robust corporate-earnings growth,
2. the poor performance of the market in 1994, and
3. our view that interest rates would decline.

Our willingness to stick with a market that many believed was topping out helped the Fund participate fully in the market's year-long rally.

SELECTED THEMES. As ever, our approach to managing the portfolio included healthy measures of both bottom-up stock selection and theme-oriented research. For example, with the help of our energetic staff of analysts, we were able to take advantage of the year's strong surge in technology stocks.

In fact, a number of our holdings in this sector were among the portfolio's top performers. Examples include McAfee Associates, a California firm that specializes in computer-virus software, and CBT Group PLC ADR, which develops, publishes, and markets software for networked and stand-alone personal computers.

By year end, however, we had begun taking profits, reducing our technology exposure significantly. As of December 31, technology issues accounted for 23.6% of the portfolio, down from a high of 50.8% in September.

In addition to identifying sectors we believe show greater-than-average opportunity, we also seek to identify areas of the market that may be headed for trouble. The aging baby-boom generation, if it follows historical patterns, should soon begin to consume less and save more. This is not good news for most U.S. retailers. As a result, we have significantly under-weighted this sector in the portfolio.

                                 [PIE CHART]

                               ASSET ALLOCATION

Short-Term Investments           5.0%
Common & Preferred Stocks       73.6%
U.S. Government Bonds           21.4%

THE FUND'S ASSET ALLOCATION IS PRESENTED AS A PERCENTAGE OF NET ASSETS AND DOES NOT REFLECT ANY OPTIONS OR FUTURES POSITIONS HELD BY THE FUND. PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

OPPORTUNISTIC USE OF BONDS. Late in the year, with the economy slowing and interest rates heading down further, we moved a portion of the portfolio into long-term bonds. As a result, we were able to lock in some attractive long-term yields.

OUR OUTLOOK
Overall, our outlook for U.S. stocks remains favorable. All of the key variables are pointed in the right direction: growth is moderate, inflation is low, and we expect interest rates to ease further.

We all must keep in mind, however, that the market's huge run up in 1995 is a lot for the system to digest. Unless the Fed is willing to take more aggressive action to fuel the economy, the prospects for corporate earnings are, if not dim, certainly diminished, especially when compared to last year.

Still, we wholeheartedly believe that there are terrific investment opportunities out there for those investors who know where to look.

Thank you for choosing the Strong Discovery Fund to help meet your investment needs.

Sincerely,


/S/ Richard S. Strong
Richard S. Strong
Portfolio Manager

[Photo of Richard S. Strong]

                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
                          FROM 12/31/87 TO 12/31/95

                                 [Line Chart]


               The Strong          S&P 500
             Discovery Fund      Stock Index
12/87          $10,000            $10,000
12/88          $12,445            $11,661
12/89          $15,428            $15,356
12/90          $15,005            $14,879
12/91          $25,151            $19,412
12/92          $25,639            $20,891
12/93          $31,333            $22,996
12/94          $29,553            $23,300
 6/95          $34,475            $28,010
12/95          $39,845            $32,056


                 AVERAGE ANNUAL
                  TOTAL RETURN
                THROUGH 12-31-95
    1-YEAR            34.83%
    3-YEAR            15.83%
    5-YEAR            21.57%
SINCE INCEPTION
 (ON 12-31-87)        18.86%


THIS GRAPH, PREPARED IN ACCORDANCE WITH SEC REGULATIONS, COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH A SIMILAR INVESTMENT IN THE STANDARD & POOR'S 500 STOCK INDEX ("S&P 500"), AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. RESULTS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. SOURCE FOR THE INDEX DATA IS MICROPAL. PERFORMANCE IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

(1) SOURCE OF INDEX DATA: MICROPAL.

(2) RANKINGS ARE HISTORICAL AND DO NOT REPRESENT FUTURE RESULTS. FOR THE 1-YEAR AND 5-YEAR PERIODS, THE FUND WAS RANKED #60 OF 158 (TOP 38%) AND #13 OF 84 (TOP 16%), RESPECTIVELY, OF ALL CAPITAL APPRECIATION FUNDS TRACKED BY LIPPER ANALYTICAL SERVICES, INC.

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 1995
-------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND

                                                         SHARES OR       VALUE
                                                         PRINCIPAL      (NOTE 2)
                                                          AMOUNT     (IN THOUSANDS)
-----------------------------------------------------------------------------------
COMMON STOCKS 86.7%
AIRLINE 2.1%
AMR Corporation (b)                                       209,300        $15,541
Air New Zealand, Ltd. Class B                           1,830,000          6,214
Federal Express Corporation (b)                            77,000          5,688
                                                                         -------
                                                                          27,443
AUTOMOBILE 0.0%
Mitsubishi Motors Corporation                              67,000            545

BANK - MONEY CENTER 1.0%
HSBC Holdings PLC ADR                                      62,000          9,382
Mitsubishi Bank, Ltd. Japan                                49,000          1,152
Mitsubishi Trust & Banking Corporation                     63,000          1,048
Mitsui Trust & Banking Company, Ltd.                       37,000            405
Sakura Bank, Ltd.                                          80,000          1,014
                                                                         -------
                                                                          13,001

BANK - REGIONAL 2.3%
Old Kent Financial Corporation                            353,000         14,517
U.S. Bancorp                                              464,520         15,619
                                                                         -------
                                                                          30,136
BANK - SUPER REGIONAL 1.1%
Barnett Banks, Inc.                                       251,200         14,821

BEVERAGE - SOFT DRINK 0.2%
Coca-Cola Amatil, Ltd.                                    364,000          2,900

BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Nomura Securities Company, Ltd.                           145,000          3,157

CHEMICAL 2.4%
Rohm & Haas Company                                       202,500         13,036
Vigoro Corporation                                        295,400         18,241
                                                                         -------
                                                                          31,277
CLOSED-END FUND 0.2%
The Central European Growth Fund PLC                      750,000            456
Five Arrows Chile Investment Trust, Ltd. (b)              170,000            457
Jardine Fleming Mutual Fund                             1,469,000            479
NITC Fu Yuan Fund                                       1,347,000            506
Yuan Ta Duo Yuan Fund                                   1,430,000            529
                                                                         -------
                                                                           2,427
COMMERCIAL SERVICE 1.7%
Reuters Holdings PLC ADR                                  260,000         14,333
Rollins Truck Leasing Corporation                         700,000          7,787
                                                                         -------
                                                                          22,120
COMPUTER PERIPHERAL EQUIPMENT 1.3%
Seagate Technology, Inc. (b)                              355,000         16,863

COMPUTER - PERSONAL & WORKSTATION 1.1%
Sun Microsystems, Inc. (b)                                330,000         15,056

COMPUTER SOFTWARE 1.3%
Adobe Systems, Inc.                                       174,800         10,838
Microsoft Corporation (b)                                  70,000          6,143
                                                                         -------
                                                                          16,981
COMPUTER SYSTEMS 1.1%
Policy Management Systems Corporation (b)                 314,700         14,988

CONGLOMERATE 0.6%
Guinness Peat Group PLC                                 1,100,000            575
Keppel Corporation, Ltd.                                  235,000          2,094
Lonrho PLC                                              1,940,000          5,292
                                                                         -------
                                                                           7,961
DIVERSIFIED OPERATIONS 5.0%
Corning, Inc.                                             513,000         16,416
Teledyne, Inc.                                            697,200         17,866
Tyco International, Ltd.                                  392,200         13,972
Whitman Corporation                                       805,800         18,735
                                                                         -------
                                                                          66,989

ELECTRIC POWER 1.3%
NIPSCO Industries, Inc.                                   460,500         17,614

ELECTRONIC PARTS DISTRIBUTION 2.4%
Arrow Electronics, Inc. (b)                               400,000        $17,250
Marshall Industries (b)                                   440,000         14,135
                                                                         -------
                                                                          31,385
ELECTRONIC PRODUCTS - MISCELLANEOUS 1.8%
AVX Corporation                                           194,000          5,141
Hubbell, Inc. Class B                                     210,000         13,808
Sony Corporation                                           70,000          4,193
                                                                         -------
                                                                          23,142
ELECTRONICS - SEMICONDUCTOR/
  COMPONENT 2.9%
Dallas Semiconductor Corporation                          580,000         12,035
LSI Logic Corporation (b)                                 255,000          8,351
National Semiconductor Corporation (b)                    790,100         17,580
                                                                         -------
                                                                          37,966
ENGINEERING & CONSTRUCTION 0.1%
Ishikawajima Harima Heavy Industries
Company, Ltd.                                             126,000            530
Ohmoto Gumi Company, Ltd.                                  40,000            987
Walker Corporation                                      1,000,000            334
                                                                         -------
                                                                           1,851
FOOD 3.9%
CPC International, Inc.                                   222,500         15,269
Hershey Foods Corporation                                 249,800         16,237
Lion Nathan, Ltd.                                       2,000,000          4,767
Nestle SA Sponsored ADR                                   288,800         16,013
                                                                         -------
                                                                          52,286
HEALTHCARE - DRUG/DIVERSIFIED 3.9%
Mallinckrodt Group, Inc.                                  480,000         17,460
Pharmacia & Upjohn, Inc. (b)                              445,100         17,248
Rhone Poulenc Rorer, Inc.                                 330,900         17,620
                                                                         -------
                                                                          52,328
HEALTHCARE - INSTRUMENTATION 1.2%
United States Surgical Corporation                        710,000         15,176

HEALTHCARE - MEDICAL SUPPLY 2.4%
McKesson Corporation                                      297,000         15,036
Sybron International Corporation (b)                      707,000         16,791
                                                                         -------
                                                                          31,827
HEALTHCARE - PATIENT CARE 1.7%
Apria Healthcare Group, Inc. (b)                          521,700         14,738
Columbia/HCA Healthcare Corporation                       143,000          7,257
                                                                         -------
                                                                          21,995
HOUSING RELATED 0.0%
Nichiha                                                    28,000            634

INSURANCE - PROPERTY & CASUALTY 2.4%
ACE, Ltd. ADR                                             367,400         14,604
American International Group, Inc.                        184,200         17,039
                                                                         -------
                                                                          31,643
LEISURE PRODUCT 1.2%
Eastman Kodak Company                                     238,300         15,966

LEISURE SERVICE 1.0%
Gaylord Entertainment Company                             475,000         13,181
Sydney Aquarium, Ltd.                                     314,000            606
                                                                         -------
                                                                          13,787
MEDIA - PUBLISHING 2.6%
Matichon Public Company, Ltd.                              45,000            266
The E.W. Scripps Company                                  430,000         16,931
U.S. West, Inc. Media Group (b)                           933,500         17,737
                                                                         -------
                                                                          34,934
MEDIA - RADIO/TV 5.8%
Bell Cablemedia PLC ADR (b)                               925,000         14,800
Capital Cities/ABC, Inc.                                  118,300         14,595
Comcast Corporation Class A                               773,000         14,059
Cox Communications, Inc. Class A (b)                      840,100         16,382
Tele-Communications, Inc. Class A (b)                     894,800         17,784
                                                                         -------
                                                                          77,620

                           See notes to financial statements.

--------------------------------------------------------------------------------

                                                         SHARES OR       VALUE
                                                         PRINCIPAL      (NOTE 2)
                                                          AMOUNT     (IN THOUSANDS)
-----------------------------------------------------------------------------------
METALS & MINING 1.4%
Freeport-McMoRan Copper & Gold, Inc. Class A           570,000           $15,960
Posgold, Ltd.                                          720,000             1,433
Tambang Timah PT GDR (b)                                17,000               201
Tambang Timah PT GDR (Acquired 10/06/95;
Cost $306) (b) (d)                                      24,000               284
                                                                      ----------
                                                                          17,878
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 4.5%
Apache Corporation                                     582,000            17,169
Barrett Resources Corporation (b)                      286,000             8,401
Devon Energy Corporation                               639,700            16,312
Enron Oil & Gas Company                                747,000            17,928
                                                                      ----------
                                                                          59,810
OIL - NORTH AMERICAN INTEGRATED 1.2%
Phillips Petroleum Company                             460,000            15,697

OIL WELL EQUIPMENT & SERVICE 3.0%
Camco International, Inc.                              542,500            15,190
Offshore Logistics, Inc. (b)                           513,700             6,485
Petroleum Geo-Services A/S ADR (b)                     704,000            17,600
                                                                      ----------
                                                                          39,275
PAPER & FOREST PRODUCTS 0.4%
Fletcher Challenge, Ltd. Forestry Division           3,104,996             4,420
Fletcher Challenge, Ltd. Ordinary Division             577,000             1,330
                                                                      ----------
                                                                           5,750
PRECIOUS METAL/GEM/STONE 2.7%
De Beers Consolidated Mines, Ltd. ADR                  529,000            16,002
Newmont Mining Company                                 353,000            15,973
Western Deep Levels, Ltd. ADR                           94,500             3,095
                                                                      ----------
                                                                          35,070
REAL ESTATE 0.4%
Amoy Properties, Ltd.                                3,800,000             3,784
Diamond City Company                                     8,000                62
Shortland Properties, Ltd.                             724,500               407
TOC Company, Ltd.                                       92,000               917
                                                                      ----------
                                                                           5,170
RETAIL - DEPARTMENT STORE 1.0%
May Department Stores Company                          316,500            13,372

RETAIL - DISCOUNT & VARIETY 1.2%
Toys 'R' Us, Inc. (b)                                  753,500            16,389

RETAIL - FOOD CHAIN 3.6%
Albertson's, Inc.                                      450,000            14,794
FamilyMart                                              20,000               902
The Kroger Company (b)                                 465,000            17,438
The Stop & Shop Companies, Inc. (b)                    654,900            15,145
                                                                      ----------
                                                                          48,279
RETAIL - MAJOR CHAIN 1.0%
Dayton Hudson Corporation                              184,000            13,800

RETAIL - SPECIALTY 2.6%
The Limited, Inc.                                    1,004,600            17,455
Ross Stores, Inc.                                      863,100            16,507
                                                                      ----------
                                                                          33,962
SAVINGS & LOAN 0.5%
Washington Federal Savings & Loan Association          230,900             5,917

SHIPPING 0.0%
Cosco Investments, Ltd.                                350,000               488

SHOE & APPAREL MANUFACTURING 1.0%
Simint SPA (b)                                         170,000               185
Warnaco Group, Inc. Class A                            532,000            13,300
                                                                      ----------
                                                                          13,485
STEEL 0.0%
Chubu Steel Plate Company, Ltd. (b)                     48,000        $      276

TELECOMMUNICATION SERVICE 5.2%
AirTouch Communications (b)                            600,000            16,950
Hong Kong Telecommunications, Ltd.                     115,000             2,041
MCI Communications Corporation                         567,800            14,834
Paging Network, Inc. (b)                               782,800            19,081
United States Cellular Corporation (b)                 470,900            15,893
                                                                      ----------
                                                                          68,799
TELEPHONE 0.8%
Telefonos de Mexico S.A. ADR Series L                  340,000            10,837
                                                                      ----------
TOTAL COMMON STOCKS (COST $919,130)                                    1,151,073

CONVERTIBLE BONDS 0.4%
LSI Logic Corporation Convertible Subordinated
  Notes, 5.50%, Due 3/15/01 (Acquired
  3/16/94-7/06/94; Original Cost $2,194, Amortized
  Cost $2,189) (d)                                      $2,185             6,025

CASH EQUIVALENTS (A) 12.4%

COMMERCIAL PAPER 12.2%

DISCOUNTED 12.1%
CNA Financial Corporation
  Due 1/04/96                                           39,500            39,487
Cole Taylor Finance Company
  Due 1/05/96                                            2,300             2,299
Conagra, Inc.:
  Due 1/04/96                                           20,100            20,093
  Due 1/17/96                                           11,000            10,972
Fleet Mortgage Group, Inc.
  Due 1/05/96                                           46,000            45,978
Potomac Capital Investment Corporation:
  Due 1/05/96                                           15,750            15,742
  Due 1/16/96                                           12,600            12,570
RJR Nabisco, Inc.:
  Due 1/16/96                                            1,590             1,586
  Due 1/18/96                                           12,500            12,466
                                                                      ----------
                                                                         161,193
INTEREST BEARING, DUE UPON DEMAND 0.1%
American Family Financial, 5.49%                            78                78
General Mills, Inc., 5.58%                                 120               120
Sara Lee Corporation, 5.47%                                474               474
Wisconsin Electric Power Company, 5.53%                    202               202
                                                                      ----------
                                                                             874
                                                                      ----------
Total Commercial Paper                                                   162,067

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills:
  Due 2/29/96                                              275               273
  Due 3/07/96                                            1,500             1,487
  Due 3/14/96                                              200               198
  Due 5/02/96                                              450               442
  Due 5/23/96                                               20                19
                                                                      ----------
                                                                           2,419
                                                                      ----------
Total Cash Equivalents (Cost $164,484)                                   164,486
                                                                      ----------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,085,803) 99.5%                                                1,321,584
Other Assets and Liabilities, Net 0.5%                                     6,076
                                                                      ----------
NET ASSETS 100.0%                                                     $1,327,660
                                                                      ==========


                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            December 31, 1995
-------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND (Continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                      VALUE IN            UNREALIZED
                                        SETTLEMENT       USD             APPRECIATION
                                           DATE     (IN THOUSANDS)      (IN THOUSANDS)
--------------------------------------------------------------------------------------
Sold:
            1,672,427      Japanese Yen     5/07/96       $16,185            $600

                                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                                           NET ASSETS
-----------------------------------------------------------------------------
United States...................................................... 86.6%
United Kingdom.....................................................  2.7
Hong Kong..........................................................  1.4
New Zealand........................................................  1.3
Norway.............................................................  1.3
Japan..............................................................  1.2
South Africa.......................................................  1.2
Switzerland........................................................  1.2
Bermuda............................................................  1.1
Mexico.............................................................  0.8
Australia..........................................................  0.4
Singapore..........................................................  0.2
Taiwan.............................................................  0.1
Other Assets.and.Liabilities,.Net..................................  0.5
                                                                  --------
Total..............................................................100.0%
                                                                  ========
-------------------------------------------------------------------------------------
STRONG GROWTH FUND
                                                      SHARES OR            VALUE
                                                      PRINCIPAL           (NOTE 2)
                                                       AMOUNT          (IN THOUSANDS)
-------------------------------------------------------------------------------------
COMMON STOCKS 92.4%

AUTO & TRUCK PARTS 0.7%
Exide Corporation                                     100,000             $4,587

BANK - REGIONAL 1.9%
Fifth Third Bancorp                                   100,000              7,325
First Bank System, Inc.                               100,000              4,962
                                                                          ------
                                                                          12,287
COMMERCIAL SERVICE 5.1%
Accustaff, Inc. (b)                                   400,000             17,600
Checkpoint Systems, Inc. (b)                          100,000              3,738
Corestaff, Inc.(b)                                    150,000              5,475
Data Broadcasting Corporation (b)                     100,000              1,237
Robert Half International, Inc. (b)                    75,000              3,141
TechForce Corporation (b)                             150,000              1,312
                                                                          ------
                                                                          32,503
COMPUTER PERIPHERAL EQUIPMENT 1.6%
C-Cube Microsystems, Inc. (b)                          70,000              4,375
U.S. Robotics, Inc. (b)                                70,000              6,143
                                                                          ------
                                                                          10,518
COMPUTER - PERSONAL & WORKSTATION 2.7%
Compaq Computer Corporation (b)                        50,000              2,400
Hewlett-Packard Company                                65,000              5,444
Sun Microsystems, Inc. (b)                            200,000              9,125
                                                                          ------
                                                                          16,969
COMPUTER SERVICE 0.5%
National Data Corporation                             125,000              3,094

COMPUTER SOFTWARE 10.1%
Ascend Communications, Inc. (b)                       120,000              9,735
CBT Group PLC ADR (b)                                 170,000              9,010
Cabletron Systems, Inc. (b)                            40,000              3,240
Cisco Systems, Inc. (b)                                75,000              5,597
Diamond Multimedia Systems, Inc. (b)                   75,000              2,690
Epic Design Technology, Inc. (b)                       75,000              1,575
HNC Software, Inc.                                     80,000             $3,820
Informix Corporation (b)                               60,000              1,800
Madge Networks N.V. (b)                               120,000              5,370
McAfee Associates, Inc. (b)                           165,000              7,239
Microsoft Corporation (b)                              40,000              3,510
SAP AG ADS (Acquired 5/23/95; Cost $1,461) (d)         40,000              2,025
3Com Corporation (b)                                  150,000              6,994
Transaction Systems Architects, Inc. (b)               65,000              2,194
                                                                          ------
                                                                          64,799
COMPUTER SYSTEMS 0.7%
Oracle Systems Corporation (b)                        100,000              4,238

COSMETIC & PERSONAL CARE 0.8%
General Nutrition Companies, Inc. (b)                 100,000              2,300
The Gillette Company                                   50,000              2,606
                                                                          ------
                                                                           4,906
DIVERSIFIED OPERATION 1.4%
Alco Standard Corporation                             195,000              8,897

ELECTRONIC - SEMICONDUCTOR/
  COMPONENT 1.0%
Uniphase Corporation (b)                              180,000              6,435

FINANCE - MISCELLANEOUS 1.2%
First Data Corporation                                115,000              7,691

HEALTHCARE - BIOMEDICAL/GENETIC 3.4%
Biogen, Inc. (b)                                       80,000              4,920
Cephalon, Inc. (b)                                    125,000              5,094
Gilead Sciences, Inc. (b)                             255,000              8,160
Molecular Devices Corporation (b)                     125,000              1,312
Neuromedical Systems, Inc. (b)                        100,000              2,013
                                                                          ------
                                                                          21,499
HEALTHCARE - DRUG/DIVERSIFIED 7.6%
Biovail Corporation International (b)                  99,999              7,725
Eli Lilly and Company                                  80,000              4,500
Johnson & Johnson (b)                                 110,000              9,419
Merck & Company, Inc.                                 130,000              8,548
Pfizer, Inc.                                          145,000              9,135
Pharmacia & Upjohn, Inc. (b)                          150,000              5,812
Teva Pharmaceutical Industries, Ltd. ADR               75,000              3,478
                                                                          ------
                                                                          48,617
HEALTHCARE - INSTRUMENTATION 3.8%
IDEXX Laboratories, Inc. (b)                          110,000              5,170
Medtronic, Inc.                                       125,000              6,984
Norland Medical Systems, Inc. (b)                     200,000              4,650
Stryker Corporation                                   150,000              7,875
                                                                          ------
                                                                          24,679
HEALTHCARE - MEDICAL SUPPLY 1.2%
Physician Sales & Service, Inc. (b)                   132,200              3,768
Quest Medical, Inc. (b)                               400,000              4,150
                                                                          ------
                                                                           7,918
HEALTHCARE - PATIENT CARE 3.5%
Healthsource, Inc. (b)                                100,000              3,600
Healthsouth Corporation (b)                           300,000              8,738
PhyCor, Inc. (b)                                       75,000              3,792
United Healthcare Corporation                         100,000              6,550
                                                                          ------
                                                                          22,680
HEALTHCARE - PRODUCT 4.2%
Boston Scientific Corporation (b)                     200,000              9,800
Corvita Corporation (b)                               250,000              2,594
Guidant Corporation                                   200,000              8,450
Parexel International Corporation (b)                 185,000              6,151
                                                                          ------
                                                                          26,995
INSURANCE - MULTI-LINE 1.3%
MGIC Investment Corporation                           150,000              8,137



                      See notes to financial statements.

--------------------------------------------------------------------------------

                                                         SHARES OR       VALUE
                                                         PRINCIPAL      (NOTE 2)
                                                          AMOUNT     (IN THOUSANDS)
-----------------------------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY 1.4%
American International Group, Inc.                     60,000             $5,550
Vesta Insurance Group, Inc.                            60,000              3,270
                                                                          ------
                                                                           8,820
LEISURE SERVICE 3.3%
The Walt Disney Company                                50,000              2,950
HFS, Inc. (b)                                         140,000             11,445
Regal Cinemas, Inc. (b)                               150,000              4,462
Studio Plus Hotels, Inc. (b)                          100,000              2,575
                                                                          ------
                                                                          21,432
MACHINERY - MISCELLANEOUS 0.4%
PRI Automation, Inc. (b)                               80,000              2,810
MORTGAGE & RELATED SERVICE 0.6%
Green Tree Financial Corporation                      150,000              3,956
OFFICE AUTOMATION 2.3%
Danka Business Systems PLC ADR                        400,000             14,800
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 2.2%
Barrett Resources Corporation (b)                     200,000              5,875
Chesapeake Energy Corporation (b)                      75,000              2,494
Gulf Canada Resources, Ltd. (b)                       950,000              3,917
Gulf Canada Resources, Ltd. ADR (b)                   495,000              2,042
                                                                          ------
                                                                          14,328
OIL WELL EQUIPMENT & SERVICE 2.8%
Camco International, Inc.                             120,000              3,360
Nabors Industries, Inc. (b)                           150,000              1,669
Pride Petroleum Services, Inc. (b)                    125,000              1,328
Schlumberger, Ltd.                                     50,000              3,462
Smith International, Inc. (b)                         200,000              4,700
Sonat Offshore Drilling, Inc.                          75,000              3,356
                                                                          ------
                                                                          17,875
PAPER & FOREST PRODUCTS 1.0%
Kimberly-Clark Corporation                             80,000              6,620
RAILROAD 0.4%
Wisconsin Central Transportation Corporation (b)       40,000              2,630
RETAIL - DEPARTMENT STORE 0.4%
Kohl's Corporation (b)                                 50,000              2,625
RETAIL - DISCOUNT & VARIETY 0.3%
Dollar Tree Stores, Inc. (b)                           75,000              1,856
RETAIL - RESTAURANT 2.2%
Boston Chicken, Inc. (b)                              125,000              4,015
Papa John's International, Inc. (b)                   100,000              4,119
Starbucks Corporation (b)                             300,000              6,300
                                                                          ------
                                                                          14,434
RETAIL - SPECIALTY 12.1%
AutoZone, Inc. (b)                                     75,000              2,166
BT Office Products International, Inc. (b)            350,000              5,600
CUC International, Inc.                               175,000              5,971
The Circle K Corporation (b)                          275,000              6,978
Corporate Express, Inc. (b)                           365,000             10,996
Discount Auto Parts, Inc. (b)                         190,000              5,914
Fastenal Company                                      100,000              4,225
The Home Depot, Inc.                                  140,000              6,703
Just For Feet, Inc.                                   235,000              8,401
The Mens Wearhouse, Inc. (b)                          170,000              4,378
Staples, Inc. (b)                                     225,000              5,484
Viking Office Products, Inc. (b)                      200,000              9,300
Zale Corporation (b)                                  100,000              1,612
                                                                          ------
                                                                          77,728
SAVINGS & LOAN 0.6%
TCF Financial Corporation                             110,000              3,644

SHOE & APPAREL MANUFACTURING 4.6%
Donnkenny, Inc. (b)                                   335,000             $6,072
Tommy Hilfiger Corporation (b)                         75,000              3,178
Nautica Enterprises, Inc. (b)                         230,000             10,063
NIKE, Inc. Class B                                     90,000              6,266
St. John Knits, Inc.                                   80,000              4,250
                                                                          ------
                                                                          29,829
TELECOMMUNICATION EQUIPMENT 3.4%
ADC Telecommunications, Inc. (b)                      110,000              4,015
Picturetel Corporation (b)                             75,000              3,234
StrataCom, Inc. (b)                                   135,000              9,923
Tellabs, Inc. (b)                                     100,000              3,700
VTEL Corporation (b)                                   60,500              1,119
                                                                          ------
                                                                          21,991
TELEPHONE 0.8%
Cincinnati Bell, Inc.                                 150,000              5,213

TOBACCO 0.9%
Philip Morris Companies, Inc.                          65,000              5,883
                                                                        --------
TOTAL COMMON STOCKS (COST $465,418)                                      593,923
CONVERTIBLE PREFERRED STOCK 0.2%
Crystal Dynamics, Inc. Series D
  (Acquired 7/07/95; Cost $1,000) (d)                 133,334              1,000
CONVERTIBLE BONDS 0.2%
Danka Business Systems PLC Convertible
  Subordinated Notes, 6.75%, Due 4/01/02              $   500                701
First Financial Management Corporation
  Convertible Bonds 5.00%, Due 12/15/99                   500                781
                                                                        --------
TOTAL CONVERTIBLE BONDS (COST $1,016)                                      1,482
CASH EQUIVALENTS (A) 6.8%
COMMERCIAL PAPER
DISCOUNTED 6.7%
Conagra, Inc.
  Due 1/03/96                                          30,000             29,995
RJR Nabisco, Inc.:
  Due 1/04/96                                          10,000              9,997
  Due 1/18/96                                           3,000              2,992
                                                                        --------
                                                                          42,984
INTEREST BEARING, DUE UPON DEMAND 0.1%
Sara Lee Corporation, 5.47%                               336                336
Southwestern Bell Telephone Company, 5.72%                 33                 33
Warner Lambert Company, 5.46%                             400                400
                                                                        --------
                                                                             769
                                                                        --------
Total Cash Equivalents (Cost $43,753)                                     43,753
                                                                        --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $511,187) 99.6%                                                  640,158
Other Assets and Liabilities, Net 0.4%                                     2,664
                                                                        --------
NET ASSETS 100.0%                                                       $642,822
                                                                        ========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                                             VALUE IN        UNREALIZED
                                              SETTLEMENT        USD         APPRECIATION
                                                 DATE      (IN THOUSANDS)  (IN THOUSANDS)
------------------------------------------------------------------------------------------
SOLD:
           3,013,333      German Mark           5/09/96        $2,112            $2

                          See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            December 31, 1995
-------------------------------------------------------------------------------
STRONG GROWTH FUND (CONTINUED)

-------------------------------------------------------------------------------
OPTIONS

                                                                                     PREMIUMS
                                                                    NUMBER         (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Options outstanding at Beginning of Period                            --                 $--
Options written during the period                                    1,000                132
Options closed and expired                                          (1,000)             ($132)
                                                                   --------            --------
Options outstanding at End of Period                                  --                  --
                                                                   ========            ========



Closed and expired options resulted in a capital gain (in thousands) of $7.

TRANSACTIONS WITH AFFILIATED COMPANIES


                                                       REALIZED      DIVIDEND           MARKET
AFFILIATE                                                LOSS         INCOME            VALUE
------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.                            $-           $--               $4,650
ON Technology Corporation                                 514          --                   --
Quest Medical, Inc.                                        16          --                4,150

                                                     PERCENTAGE OF
COUNTRY DIVERSIFICATION                               NET ASSETS
---------------------------------------------------------------------
United States........................................... 93.2%
United Kingdom..........................................  2.4
Ireland.................................................  1.4
Canada..................................................  0.9
Netherlands.............................................  0.8
Israel..................................................  0.6
Germany.................................................  0.3
Other Assets and Liabilities, Net.......................  0.4
                                                        -----
Total                                                   100.0%
                                                        =====

--------------------------------------------------------------------------------

STRONG COMMON STOCK FUND

                                                        SHARES OR       VALUE
                                                        PRINCIPAL      (NOTE 2)
                                                         AMOUNT      (IN THOUSANDS)
-------------------------------------------------------------------------------------------
COMMON STOCKS 88.3%
AIRLINE 0.1%
Cathay Pacific Airways, Ltd.                             767,000          $1,171
AUTO & TRUCK PARTS 1.3%
Borg-Warner Automotive, Inc.                             425,000          13,600
BANK - MONEY CENTER 1.0%
HSBC Holdings PLC ADR                                     49,800           7,536
Mitsubishi Bank, Ltd. Japan                               46,000           1,081
Mitsui Trust & Banking Company, Ltd.                     131,000           1,432
Sakura Bank, Ltd.                                         62,000             786
                                                                         -------
                                                                          10,835
BANK - REGIONAL 1.1%
Old Kent Financial Corporation                           285,000          11,720
BANK - SUPER REGIONAL 2.2%
Bank of Boston Corporation                               255,000          11,794
Boatmen's Bancshares, Inc.                               280,000          11,445
                                                                         -------
                                                                          23,239
BEVERAGE - ALCOHOLIC 1.2%
Canandaigua Wine Company, Inc. (b)                       390,000          12,724
BROKERAGE & INVESTMENT MANAGEMENT 1.3%
Apartment Investment and Management Company              650,000          12,675
Nomura Securities Company, Ltd.                           75,000           1,633
                                                                         -------
                                                                          14,308
CHEMICAL - SPECIALTY 0.1%
Yizheng Chemical Fibre Company, Ltd.                   6,400,000           1,440

CLOSED-END FUND 0.4%
Jardine Fleming Fund                                   1,224,000         $   399
NITC Fu Yuan Fund                                      1,121,000             421
ROC Taiwan Fund (b)                                      280,000           2,940
Yuan Ta Duo Yuan Fund                                  1,193,000             442
                                                                         -------
                                                                           4,202
COMMERCIAL SERVICE 3.4%
ADT, Ltd. (b)                                            784,200          11,763
Ecolab, Inc.                                             388,000          11,640
Rollins Truck Leasing Corporation                      1,100,000          12,237
                                                                         -------
                                                                          35,640
COMPUTER - PERIPHERAL EQUIPMENT 2.5%
Alliance Semiconductor Corporation                       380,000           4,417
Quantum Corporation (b)                                  680,000          10,965
Seagate Technology, Inc. (b)                             235,000          11,163
                                                                         -------
                                                                          26,545
COMPUTER PERSONAL & WORKSTATION 1.0%
Data General Corporation (b)                             810,000          11,138
COMPUTER SOFTWARE 1.2%
Autodesk, Inc.                                           385,000          13,186
ELECTRONIC PARTS DISTRIBUTION 1.1%
Marshall Industries (b)                                  370,000          11,886
ELECTRONIC PRODUCTS - MISCELLANEOUS 0.8%
Nichols Research Corporation (b)                         240,000           6,180
Sony Corporation                                          42,000           2,515
                                                                         -------
                                                                           8,695
ELECTRONICS - SEMICONDUCTOR/
  COMPONENTS 3.3%
Cirrus Logic, Inc. (b)                                   400,000           7,900
Ibiden Company, Ltd.                                     124,000           1,000
Intel Corporation                                        215,000          12,201
Littelfuse, Inc. (b)                                      78,200           2,874
VLSI Technology, Inc. (b)                                620,000          11,238
                                                                         -------
                                                                          35,213
ENGINEERING & CONSTRUCTION 0.1%
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                          151,000             635
Ohmoto Gumi Company, Ltd.                                 35,000             864
                                                                         -------
                                                                           1,499
FINANCE - MISCELLANEOUS 0.2%
Lend Lease Corporation, Ltd.                             153,000           2,215
FOOD 2.7%
Dole Food Company, Inc.                                  310,000          10,850
Lion Nathan, Ltd.                                      1,850,000           4,409
Nabisco Holdings Corporation                             413,000          13,474
                                                                         -------
                                                                          28,733
HEALTHCARE - BIOMEDICAL/GENETIC 2.0%
Centocor, Inc. (b)                                       700,000          21,613
HEALTHCARE - DRUG/DIVERSIFIED 1.3%
Astra AB A Shares                                        345,000          13,779
HEALTHCARE - INSTRUMENTATION 1.4%
Beckman Instruments, Inc.                                410,000          14,504
HEALTHCARE - MEDICAL SUPPLY 2.1%
Invacare Corporation                                     350,000           8,837
Sybron International Corporation (b)                     562,600          13,362
                                                                         -------
                                                                          22,199
HEALTHCARE - PATIENT CARE 1.4%
Tenet Healthcare Corporation (b)                         730,000          15,148
HEALTHCARE - PRODUCT 1.2%
Allergan, Inc.                                           408,000          13,260
HOUSEHOLD APPLIANCES & FURNISHINGS 0.9%
Libbey, Inc.                                             441,400           9,932



                      See notes to financial statements.

--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (CONTINUED)

                                                         SHARES OR       VALUE
                                                         PRINCIPAL      (NOTE 2)
                                                          AMOUNT     (IN THOUSANDS)
-----------------------------------------------------------------------------------
HOUSING RELATED 0.1%
Nichiha                                                   34,000            $770
INSURANCE - DIVERSIFIED 1.4%
Tempest Reinsurance Company, Ltd.
  (Acquired 9/15/93; Cost $11,500) (b) (d)               115,000          14,667
INSURANCE - MULTI-LINE 1.2%
Horace Mann Educators Corporation                        410,000          12,813
INSURANCE - PROPERTY & CASUALTY 0.1%
Partners RE Holdings, Ltd. ADR                            30,400             836
LEISURE PRODUCT 1.2%
Hasbro, Inc.                                             400,000          12,400
LEISURE SERVICE 0.2%
AAPC, Ltd.                                             3,200,000           1,734
MEDIA - RADIO/TV 9.6%
Bell Cablemedia PLC ADR (b)                              750,000          12,000
A.H. Belo Corporation Series A                           350,000          12,162
Capital Cities/ABC, Inc.                                  94,000          11,597
Cox Communications, Inc. Class A (b)                     650,000          12,675
International Family Entertainment, Inc. Class B (b)     400,000           6,550
LIN Television Corporation (b)                           377,500          11,231
Tele-Communications, Inc. Class A (b)                    675,000          13,416
Tele-Communications International, Inc. Class A (b)      580,000          13,195
Turner Broadcasting System, Inc. Class B                 352,201           9,157
                                                                         -------
                                                                         101,983
NATURAL GAS DISTRIBUTION 0.8%
Enron Global Power & Pipelines L.L.C.                    322,400           8,020
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 6.7%
Apache Corporation                                       446,500          13,172
Devon Energy Corporation                                 536,300          13,675
Enron Oil & Gas Company                                  485,000          11,640
H S Resources, Inc. (b)                                  698,400           8,992
Noble Affiliates, Inc.                                   421,000          12,577
Union Texas Petroleum Holdings, Inc.                     570,000          11,044
                                                                         -------
                                                                          71,100
OIL - NORTH AMERICAN INTEGRATED 1.1%
Phillips Petroleum Company                               336,000          11,466
OIL WELL EQUIPMENT & SERVICE 2.0%
ENSCO International, Inc. (b)                            534,000          12,282
Offshore Logistics, Inc. (b)                             684,800           8,646
                                                                         -------
                                                                          20,928
PAPER & FOREST PRODUCT 0.3%
Carter Holt Harvey, Ltd.                               1,400,000           3,017
PRECIOUS METAL/GEM/STONE 3.4%
Battle Mountain Gold Company                           1,265,000          10,594
De Beers Consolidated Mines, Ltd. ADR                    420,000          12,705
Newmont Mining Company                                   275,000          12,444
                                                                         -------
                                                                          35,743
RAILROAD 1.1%
Wisconsin Central Transportation Corporation (b)         180,000          11,835
REAL ESTATE 0.5%
Castle & Cooke, Inc. (b)                                 103,333           1,731
Hysan Development Company, Ltd.                        1,011,000           2,674
TOC Company, Ltd.                                        116,000           1,156
                                                                         -------
                                                                           5,561
RETAIL - DEPARTMENT STORE 1.2%
Dillard Department Stores, Inc. Class A                  445,000          12,683
RETAIL - FOOD CHAIN 3.5%
American Stores Company                                  385,000          10,299
FamilyMart                                                 6,000             270
The Kroger Company (b)                                   365,000          13,688
The Vons Companies, Inc. (b)                             438,000          12,373
                                                                         -------
                                                                          36,630
RETAIL - RESTAURANT 2.2%
IHOP Corporation (b)                                     454,500         $11,817
Sbarro, Inc.                                             525,000          11,288
                                                                         -------
                                                                          23,105
RETAIL - SPECIALTY 3.7%
AnnTaylor Stores Corporation (b)                         635,000           6,509
Best Denki Company, Ltd.                                  43,000             636
The Gap, Inc.                                            248,000          10,416
Musicland Stores Corporation (b)                       1,096,400           4,660
Nordstrom, Inc.                                          273,700          11,085
Software Spectrum, Inc. (b)                              281,000           6,041
                                                                         -------
                                                                          39,347
SAVINGS & LOAN 2.2%
H.F. Ahmanson & Company                                  431,000          11,421
Washington Federal Savings & Loan Association            475,000          12,172
                                                                         -------
                                                                          23,593
SHIPPING 0.2%
Jurong Shipyards, Ltd.                                   243,000           1,873
SHOE & APPAREL MANUFACTURING 1.1%
Unifi, Inc.                                              511,000          11,306
STEEL 0.1%
Chubu Steel Plate Company, Ltd. (b)                      117,000             674
TELECOMMUNICATION EQUIPMENT 1.2%
Belden, Inc.                                             476,000          12,257
TELECOMMUNICATION SERVICE 7.9%
AirTouch Communications (b)                              460,000          12,995
Hong Kong Telecommunications, Ltd.                        90,000           1,598
International CableTel, Inc. (b)                         520,000          12,740
Nextel Communications, Inc. Class A (b)                  717,900          10,589
Paging Network, Inc. (b)                                 600,000          14,625
PanAmSat Corporation (b)                                 770,000          16,988
Telecom Corporation of New Zealand, Ltd.                 600,000           2,586
United States Cellular Corporation (b)                   360,000          12,150
                                                                         -------
                                                                          84,271
                                                                         -------
TOTAL COMMON STOCKS (COST $784,578)                                      937,036
CASH EQUIVALENTS(A) 10.7%
COMMERCIAL PAPER 10.6%
DISCOUNTED 10.5%
CNA Financial Corporation
  Due 1/04/96                                             $4,370           4,369
Cole Taylor Finance Company:
  Due 1/05/96                                              3,000           2,999
  Due 1/17/96                                              7,750           7,730
Conagra, Inc.:
  Due 1/03/96                                             11,800          11,798
  Due 1/17/96                                              6,400           6,384
FMC Corporation:
  Due 1/02/96                                              7,530           7,530
  Due 1/03/96                                             15,000          14,998
General Signal Corporation (Acquired 12/04/95;
  Cost $10,613) (d)
   Due 1/23/96                                            10,700          10,664
Potomac Capital Investment Corporation
  Due 1/23/96                                              4,100           4,085
RJR Nabisco, Inc.:
  Due 1/05/96                                             21,000          20,989
  Due 1/16/96                                              7,330           7,313
Salomon, Inc.
  Due 1/05/96                                             12,600          12,593
                                                                         -------
                                                                         111,452
INTEREST BEARING, DUE UPON DEMAND 0.1%
General Mills, Inc., 5.58%                                    21              21
Pitney Bowes Credit Corporation, 5.49%                        12              12
Sara Lee Corporation, 5.47%                                  712             712
Southwestern Bell Telephone Company, 5.72%                   166             166


                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            December 31, 1995
-------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (CONTINUED)

                                                         SHARES OR       VALUE
                                                         PRINCIPAL      (NOTE 2)
                                                          AMOUNT     (IN THOUSANDS)
-----------------------------------------------------------------------------------
Warner Lambert Company, 5.46%                               $285      $      285
Wisconsin Electric Power Company, 5.53%                      227             227
                                                                      ----------
                                                                           1,423
                                                                      ----------
Total Commercial Paper                                                   112,875
UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 2/29/96                                                585             580
  Due 3/07/96                                                530             525
                                                                      ----------
                                                                           1,105
                                                                      ----------
Total Cash Equivalents (Cost $113,979)                                   113,980
TOTAL INVESTMENTS IN SECURITIES
  (COST $898,557) 99.0%                                                1,051,016
Other Assets and Liabilities, Net 1.0%                                     9,994
                                                                      ----------
Net Assets 100.0%                                                     $1,061,010
                                                                      ==========


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                  VALUE IN              UNREALIZED
                                                  SETTLEMENT         USD               APPRECIATION
                                                    DATE        (IN THOUSANDS)         (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------
Sold:
                 1,337,223        Japanese Yen     5/07/96         $12,941                   $548

OPTIONS

                                                                                    PREMIUMS
                                                                  NUMBER          (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Options outstanding at Beginning of Period                            --              $  --
Options written during the period                                   2,800               2,579
Options closed                                                     (2,800)             (2,579)
                                                                  ---------          ----------
Options outstanding at End of Period                                  --              $  --
                                                                  =========          =========

Closed options resulted in a capital loss (in thousands) of $420.

TRANSACTIONS WITH AFFILIATED COMPANIES

                                                                    REALIZED     DIVIDEND           MARKET
AFFILIATE                                                             LOSS        INCOME            VALUE
--------------------------------------------------------------------------------------------------------------
Apartment Investment
  and Management
  Company                                                           $  -            $971           $12,675
H S Resources, Inc.                                                  145               -             8,992
Software Spectrum                                                    230               -             6,041


                                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                                          NET ASSETS
-------------------------------------------------------------------------------
United States....................................................   89.4%
Bermuda..........................................................    1.5
Japan............................................................    1.3
Sweden...........................................................    1.3
Hong Kong........................................................    1.2
South Africa.....................................................    1.2
United Kingdom...................................................    1.1
New Zealand......................................................    0.9
Australia........................................................    0.4
Taiwan...........................................................    0.4
Singapore........................................................    0.2
China............................................................    0.1
Other Assets and Liabilities, Net................................    1.0
                                                                   -----
Total                                                              100.0%
                                                                   =====

STRONG DISCOVERY FUND

                                                                  SHARES OR              VALUE
                                                                  PRINCIPAL            (NOTE 2)
                                                                    AMOUNT           (IN THOUSANDS)
----------------------------------------------------------------------------------------------------
COMMON STOCKS 72.3%
AUTO & TRUCK PARTS 1.3%
Bandag, Inc. Class A                                                  8,000                $  424
Exide Corporation                                                    75,400                 3,459
Thompson PBE, Inc. (b)                                              267,250                 3,742
Transpro, Inc.                                                       10,000                   106
                                                                                          -------
                                                                                            7,731
AUTOMOBILE 1.0%
Chrysler Corporation                                                111,011                 6,147
BANK - MONEY CENTER 7.7%
Bank of Tokyo, Ltd.                                                 144,000                 2,522
Bank of Tokyo, Ltd. ADR                                               3,600                   632
Citicorp                                                             57,300                 3,853
Dai-Ichi Kangyo Bank, Ltd. Japan                                    142,000                 2,789
Dai-Ichi Kangyo Bank, Ltd. Japan ADR                                  7,900                 1,555
Fuji Bank, Ltd.                                                     115,000                 2,537
Fuji Bank, Ltd. ADR                                                   2,900                   641
HSBC Holdings PLC ADR                                                18,000                 2,724
Long-Term Credit Bank of Japan                                      233,000                 1,984
Mitsubishi Bank, Ltd. Japan                                         333,000                 7,830
Mitsubishi Bank, Ltd. Japan ADR                                      65,200                 1,589
Mitsubishi Trust & Banking Corporation                              133,000                 2,213
Mitsubishi Trust & Banking Corporation ADR                            3,800                   634
Mitsui Trust & Banking Company, Ltd.                                356,000                 3,892
Sakura Bank, Ltd.                                                   294,000                 3,727
Sakura Bank, Ltd. ADR                                                13,000                 1,651
Sumitomo Trust & Banking, Ltd.                                      205,000                 2,896
Yasuda Trust & Banking, Ltd.                                        336,000                 1,986
Yasuda Trust & Banking, Ltd. ADR                                     13,000                   770
                                                                                          -------
                                                                                           46,425
BEVERAGE - ALCOHOLIC 1.0%
Canandaigua Wine Company, Inc. (b)                                  130,100                 4,245
MSC Industrial Direct Company Class A (b)                            64,200                 1,765
                                                                                          -------
                                                                                            6,010
BROKERAGE & INVESTMENT MANAGEMENT 4.3%
CWM Mortgage Holdings, Inc.                                         195,600                 3,325
Daiwa Securities Company, Ltd.                                      230,000                 3,516
Daiwa Securities Company, Ltd. ADR                                    4,200                   643
Kankaku Securities Company (b)                                      232,000                   988
New Japan Securities, Ltd. (b)                                       52,000                   335
New Japan Securities, Ltd. ADR (b)                                   11,000                   710
Nikko Securities Company, Ltd. Japan                                 68,000                   875
Nikko Securities Company, Ltd. Japan ADR (b)                         13,200                 1,702
Nomura Securities Company, Ltd.                                     326,000                 7,097
Nomura Securities Company, Ltd. ADR                                   8,700                 1,898
The Quick & Reilly Group, Inc.                                      122,400                 2,509
Sanyo Securities, Ltd. (b)                                           81,000                   339
Yamaichi Securities, Ltd.                                           106,000                   824
Yamaichi Securities, Ltd. ADR                                        10,000                   779
                                                                                          -------
                                                                                           25,540
CHEMICAL 0.1%
Monsanto Company                                                      3,000                   368
COMMERCIAL SERVICE 5.1%
Accustaff, Inc. (b)                                                 295,500                13,002
Career Horizons Corporation (b)                                      53,100                 1,792
Consolidated Graphics, Inc. (b)                                      94,000                 2,444
Corestaff, Inc. (b)                                                  15,700                   573
Education Alternatives, Inc. (b)                                    113,400                   510
HA-LO Industries, Inc. (b)                                           80,700                 2,482
Paychex, Inc.                                                        36,900                 1,840
Sensormatic Electronics Corporation                                 442,700                 7,692
                                                                                          -------
                                                                                           30,335
COMPUTER PERIPHERAL EQUIPMENT 0.7%
Dialogic Corporation (b)                                             27,600                 1,063
Digi International, Inc.                                              5,000                    95


                      See notes to financial statements.

--------------------------------------------------------------------------------
STRONG DISCOVERY FUND (CONTINUED)

                                                                   SHARES OR              VALUE
                                                                    PRINCIPAL           (NOTE 2)
                                                                     AMOUNT          (IN THOUSANDS)
----------------------------------------------------------------------------------------------------

Seagate Technology, Inc. (b)                                         11,600               $   551
VideoServer, Inc. (b)                                                81,000                 2,551
                                                                                          -------
                                                                                            4,260
COMPUTER - PERSONAL & WORKSTATION 0.3%
Sun Microsystems, Inc.                                               34,100                 1,556
COMPUTER SERVICE 0.4%
America Online, Inc. (b)                                             59,150                 2,218
COMPUTER SOFTWARE 10.2%
Access Health, Inc. (b)                                              57,900                 2,562
Adobe Systems, Inc.                                                   6,200                   384
Avant! Corporation (b)                                               95,000                 1,829
CBT Group PLC ADR (b)                                               116,800                 6,190
Cheyenne Software, Inc. (b)                                          79,875                 2,087
Cisco Systems, Inc. (b)                                               1,800                   134
Computer Associates International, Inc.                             175,000                 9,953
Diamond Multimedia Systems, Inc. (b)                                 40,000                 1,435
Enterprise Systems, Inc. (b)                                         29,800                   909
FORE Systems, Inc. (b)                                              128,000                 7,616
Informix Corporation (b)                                             40,000                 1,200
McAfee Associates, Inc. (b)                                         102,150                 4,482
NTT Data Communications Systems Company                                 280                 9,401
NETCOM On-Line Communication Services, Inc. (b)                     140,000                 5,040
Netscape Communications Corporation                                   4,600                   639
Network Equipment Technologies, Inc. (b)                             60,350                 1,652
Network General Corporation (b)                                      37,300                 1,245
SQA, Inc. (b)                                                        18,600                   358
Spyglass, Inc. (b)                                                   45,000                 2,565
Sybase, Inc. (b)                                                     21,300                   767
3Com Corporation (b)                                                 13,000                   606
                                                                                          -------
                                                                                           61,054
COMPUTER SYSTEM 3.4%
System Software Associates, Inc.                                    942,563                20,501
CONGLOMERATE 0.6%
Marubeni Corporation                                                531,000                 2,872
Marubeni Corporation ADR                                             11,100                   602
                                                                                          -------
                                                                                            3,474
CONSUMER - MISCELLANEOUS 2.2%
The Loewen Group, Inc.                                              515,400                13,046
DIVERSIFIED OPERATION 0.1%
Jason, Inc. (Acquired 1/21/94; Cost $770) (b) (d)                    87,500                   501
ELECTRICAL EQUIPMENT 0.1%
Toshiba Corporation                                                 111,000                   869
ELECTRONIC PARTS DISTRIBUTION 1.3%
Kent Electronics Corporation                                         26,200                 1,529
Marshall Industries                                                 191,575                 6,154
                                                                                          -------
                                                                                            7,683
ELECTRONIC PRODUCT - MISCELLANEOUS 0.4%
Mitsumi Electric Company, Ltd.                                       36,000                   867
Rohm Company, Ltd.                                                   26,000                 1,467
                                                                                          -------
                                                                                            2,334
ELECTRONIC - SEMICONDUCTOR/
  COMPONENT 0.4%
Dallas Semiconductor Corporation                                      9,200                   191
Uniphase Corporation (b)                                             18,500                   661
Xilinx, Inc. (b)                                                     42,200                 1,287
                                                                                          -------
                                                                                            2,139
FINANCE - MISCELLANEOUS 1.1%
American Express Company                                             20,000                   828
Capital One Financial Corporation                                     6,000                   143
Medaphis Corporation (b)                                             71,800                 2,657
Mercury Finance Company                                             172,150                 2,281
Sunamerica, Inc.                                                     13,050                   620
                                                                                          -------
                                                                                            6,529
HEALTHCARE - DRUG/DIVERSIFIED 1.9%
Halsey Drug Company, Inc. (b)                                         5,500               $    20
Pharmacia & Upjohn, Inc. (b)                                        287,970                11,159
                                                                                          -------
                                                                                           11,179
HEALTHCARE - MEDICAL SUPPLY 2.6%
Amerisource Distribution Corporation Class A (b)                     15,000                   495
Dentsply International, Inc.                                         89,900                 3,596
Gulf South Medical Supply, Inc. (b)                                  50,900                 1,540
Laboratory Corporation of America Holdings
 Warrants, Expire 4/28/00 (b)                                        30,414                    21
Omnicare, Inc.                                                       58,250                 2,607
Physician Sales & Service, Inc. (b)                                 213,700                 6,090
Sybron International Corporation (b)                                 56,600                 1,344
                                                                                          -------
                                                                                           15,693
HEALTHCARE - PATIENT CARE 5.4%
American Oncology Resources, Inc. (b)                                50,800                 2,470
Community Care of America, Inc. (b)                                  32,900                   345
Compdent Corporation (b)                                             21,000                   872
Coram Healthcare Corporation (b)                                     41,500                   182
Home Health Corporation of America (b)                              147,600                 1,624
Humana, Inc. (b)                                                     96,800                 2,650
Oxford Health Plans, Inc. (b)                                       107,175                 7,918
PhyCor, Inc. (b)                                                      8,700                   440
Physicians Health Services, Inc. Class A (b)                         25,500                   944
Sheridan Healthcare, Inc. (b)                                       415,700                 5,040
United Dental Care, Inc. (b)                                        145,000                 5,981
U.S. Healthcare, Inc. (b)                                            25,300                 1,176
Vencor, Inc. (b)                                                     54,400                 1,768
WellPoint Health Networks, Inc. Class A (b)                          23,000                   739
                                                                                          -------
                                                                                           32,149
HOUSEHOLD APPLIANCE & FURNISHINGS 0.6%
Fedders Corporation Class A                                         641,400                 2,726
Matsushita-Kotobuki Electronics Industries, Ltd.                     39,000                   989
                                                                                          -------
                                                                                            3,715
INSURANCE - PROPERTY & CASUALTY 0.8%
Risk Capital Holdings, Inc. (b)                                     196,150                 4,585
LEISURE PRODUCT 2.9%
Custom Chrome, Inc. (b)                                              88,000                 2,035
Harley-Davidson, Inc.                                               497,900                14,315
Oakley, Inc. (b)                                                     35,400                 1,203
                                                                                          -------
                                                                                           17,553
LEISURE SERVICE 1.3%
The Walt Disney Company                                              25,000                 1,475
Harrahs Entertainment, Inc. (b)                                     210,200                 5,097
Promus Hotel Corporation (b)                                         19,350                   431
Sholodge, Inc. (b)                                                   54,200                   515
                                                                                          -------
                                                                                            7,518
MACHINE TOOL 0.6%
Applied Power, Inc.                                                 110,900                 3,327
MACHINERY - AGRICULTURE 0.1%
Deere & Company                                                      20,000                   705
MEDIA - RADIO/TV 0.5%
CAI Wireless Systems, Inc.                                           19,100                   184
Evergreen Media Corporation Class A (b)                              44,200                 1,414
Heartland Wireless Communications, Inc. (b)                          42,000                 1,250
Infinity Broadcasting Corporation (b)                                 5,100                   190
Peoples Choice TV Corporation                                        12,900                   245
                                                                                          -------
                                                                                            3,283
METAL PRODUCT & FABRICATION 0.3%
Sync Research, Inc. (b)                                              45,900                 2,077
MORTGAGE & RELATED SERVICE 0.0%
North American Mortgage Company                                      13,250                   282



                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            December 31, 1995
--------------------------------------------------------------------------------

STRONG DISCOVERY FUND (CONTINUED)

                                                                  SHARES OR             VALUE
                                                                  PRINCIPAL            (NOTE 2)
                                                                   AMOUNT            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------
OFFICE AUTOMATION 4.7%
Canon, Inc.                                                         170,000                $3,076
Canon, Inc. ADR                                                       7,000                   640
Danka Business Systems PLC ADR                                      500,200                18,507
Nu-Kote Holding, Inc. Class A (b)                                   190,900                 3,245
Xerox Corporation                                                    21,100                 2,891
                                                                                          -------
                                                                                           28,359
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 0.7%
Flores & Rucks, Inc. (b)                                            271,000                 3,930
PAPER & FOREST PRODUCTS 0.4%
Buckeye Cellulose Corporation (b)                                   121,200                 2,666
PERSONAL & COMMERCIAL LENDING 0.4%
National Auto Credit, Inc. (b)                                      144,800                 2,353
RAILROAD 1.3%
Burlington Northern Santa Fe Corporation                             23,717                 1,850
East Japan Railway Company                                              236                 1,146
Kansas City Southern Industries, Inc.                               107,200                 4,904
                                                                                          -------
                                                                                            7,900
REAL ESTATE 0.4%
Mitsui Fudosan                                                      215,000                 2,642
RETAIL - DEPARTMENT STORE 0.2%
Federated Department Stores, Inc. (b)                                50,700                 1,394
RETAIL - RESTAURANT 0.1%
Rainforest Cafe, Inc. (b)                                            27,200                   819
RETAIL - SPECIALTY 3.3%
CUC International, Inc. (b)                                          81,500                 2,781
Central Garden and Pet Company (b)                                  455,300                 4,325
Corporate Express, Inc. (b)                                         115,200                 3,470
Hollywood Entertainment Corporation (b)                             224,900                 1,884
Movie Gallery, Inc. (b)                                             116,250                 3,546
Office Depot, Inc. (b)                                              202,200                 3,993
                                                                                          -------
                                                                                           19,999
SHOE & APPAREL MANUFACTURING 0.2%
Sankyo Seiki Manufacturing (b)                                      113,000                 1,050
TELECOMMUNICATION EQUIPMENT 1.0%
Andrew Corporation (b)                                               20,900                   799
Cascade Communications Corporation (b)                                5,000                   426
Newbridge Networks Corporation (b)                                   40,600                 1,680
VTEL Corporation (b)                                                151,850                 2,809
                                                                                          -------
                                                                                            5,714
TELECOMMUNICATION SERVICE 0.9%
DDI Corporation                                                         635                 4,915
EqualNet Holding Corporation (b)                                     55,200                   400
                                                                                          -------
                                                                                            5,315

TOTAL COMMON STOCKS (COST $404,276)                                                       432,927
PREFERRED STOCK 1.3%
SAP AG (Cost $7,451)                                                 50,500                 7,659
UNITED STATES GOVERNMENT ISSUES 21.4%
United States Treasury Bonds, 6.875%,
  Due 8/15/25 (c) (Cost $125,986)                                  $113,710               128,315
CASH EQUIVALENTS 3.4%
COMMERCIAL PAPER 3.3%
DISCOUNTED 3.1%
Lehman Brothers Holdings, Inc., Due 1/02/96                          18,600                18,600
INTEREST BEARING, DUE UPON DEMAND 0.2%
Sara Lee Corporation, 5.46%                                           1,170                 1,170
Southwestern Bell Telephone Company, 5.72%                              156                   156
                                                                                          -------
                                                                                            1,326
                                                                                          -------
Total Commercial Paper                                                                     19,926

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 2/29/96 (c)                          $460              $    456
                                                                                         --------
Total Cash Equivalents (Cost $20,382)                                                      20,382
                                                                                         --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $558,095) 98.4%                                                                   589,283
Other Assets and Liabilities, Net 1.6%                                                      9,777
                                                                                         --------
NET ASSETS 100.0%                                                                        $599,060
                                                                                         ========

FUTURES                                          UNDERLYING          UNREALIZED
                                                FACE AMOUNT         APPRECIATION
                                EXPIRATION       AT VALUE          (DEPRECIATION)
                                  DATE         (IN THOUSANDS)      (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Purchased:
60 NIKKEI 225 Futures              3/96          $   6,018           $  15
Sold:
335 S&P 500 Futures                3/96           (103,590)            (143)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                      VALUE IN     UNREALIZED
                                                             SETTLEMENT               USD         APPRECIATION
                                                                DATE              (IN THOUSANDS) (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------
Sold:
    2,012              German Marks                           5/09/96                $1,410         $   30
    9,023              German Marks                           5/17/96                 6,326             76
9,154,381              Japanese Yen                           5/13/96                88,593          3,470

OPTIONS

                                                                                                            PREMIUMS
                                                                                              NUMBER    (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------
Options outstanding at Beginning of Period                                                       --        $   --
Options written during the period                                                             2,849        $1,123
Options closed                                                                               (2,849)       (1,123)
                                                                                             ------        ------
Options outstanding at End of Period                                                             --        $   --
                                                                                             ======        ======


Closed options resulted in a capital loss (in thousands) of $233.

TRANSACTIONS WITH AFFILIATED COMPANIES

                                                                           REALIZED          DIVIDEND       MARKET
AFFILIATE                                                                  GAIN/LOSS          INCOME         VALUE
-----------------------------------------------------------------------------------------------------------------------
Saber Software
 Corporation*                                                                $17,886            $--        $4,482
Sheridan Healthcare, Inc.                                                         --            $--        $5,040

* Merged into McAfee Associates effective 8/31/95.

                                                                                         PERCENTAGE OF
COUNTRY DIVERSIFICATION                                                                    NET ASSETS
--------------------------------------------------------------------------------------------------------
United States                                                                                  75.3%
Japan                                                                                          15.0
United Kingdom                                                                                  3.1
Canada                                                                                          2.2
Germany                                                                                         1.3
Ireland                                                                                         1.0
Hong Kong                                                                                       0.5
Other Assets and Liabilities, Net                                                               1.6
                                                                                              ------
Total                                                                                         100.0%
                                                                                              ======

LEGEND
(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) Security pledged to cover margin requirements for futures contracts.
(d) Restricted security.

All principal amounts and costs are stated in thousands.

Percentages are stated as a percent of net assets.


                      See notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1995

                                                                                                 (In Thousands)
                                                                                           STRONG                STRONG
                                                                                      OPPORTUNITY FUND        GROWTH FUND
                                                                                      ----------------        -----------
INCOME:
    Dividends                                                                              $ 13,447             $  1,671
    Interest                                                                                  7,869                1,795
                                                                                           --------             --------
    Total Income                                                                             21,316                3,466
EXPENSES:
    Investment Advisory Fees                                                                 10,843                3,861
    Custodian Fees                                                                              236                   94
    Shareholder Servicing Costs                                                               2,291                1,030
    Reports to Shareholders                                                                     522                  196
    Federal and State Registration Fees                                                         212                   88
    Other                                                                                       106                   57
                                                                                           --------             --------
    Total Expenses                                                                           14,210                5,326
                                                                                           --------             --------
NET INVESTMENT INCOME (LOSS)                                                                  7,106               (1,860)
REALIZED AND UNREALIZED GAIN:
    Net Realized Gain on:
        Investments                                                                          66,426                8,060
        Futures Contracts, Options and Forward Currency Contracts                             1,164                   23
        Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                         186,060              122,472
        Futures Contracts, Options and Forward Currency Contracts                               653                    7
                                                                                           --------             --------
NET GAIN                                                                                    254,303              130,562
                                                                                           --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $261,409             $128,702
                                                                                           ========             ========

                                                                                         STRONG COMMON           STRONG
                                                                                           STOCK FUND        DISCOVERY FUND
                                                                                         --------------      --------------
INCOME:
    Dividends                                                                              $ 10,504             $  3,717
    Interest                                                                                  5,859                  944
                                                                                           --------             --------
    Total Income                                                                             16,363                4,661
EXPENSES:
    Investment Advisory Fees                                                                  9,153                4,713
    Custodian Fees                                                                              197                  213
    Shareholder Servicing Costs                                                               1,425                1,172
    Reports to Shareholders                                                                     468                  295
    Federal and State Registration Fees                                                          86                  105
    Other                                                                                       115                   72
                                                                                           --------             --------
    Total Expenses                                                                           11,444                6,570
                                                                                           --------             --------
NET INVESTMENT INCOME (LOSS)                                                                  4,919               (1,909)
REALIZED AND UNREALIZED GAIN (LOSS):
    Net Realized Gain (Loss) on:
        Investments                                                                         142,735               95,869
        Futures Contracts, Options and Forward Currency Contracts                              (171)                 353
        Foreign Currencies                                                                       (8)                  --
    Change in Unrealized Appreciation/Depreciation on:
        Investments                                                                         106,366               40,711
        Futures Contracts, Options and Forward Currency Contracts                               548                3,448
                                                                                           --------             --------
NET GAIN                                                                                    249,470              140,381
                                                                                           --------             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $254,389             $138,472
                                                                                           ========             ========


                      See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1995


                                                                                    (In Thousands, Except Per Share Amounts)
                                                                                             STRONG            STRONG
                                                                                       OPPORTUNITY FUND      GROWTH FUND
                                                                                       ----------------      -----------
ASSETS:
    Investments in Securities, at Value
    (Cost of $1,085,803 and $511,187, respectively)                                        $1,321,584         $  640,158
    Receivable from Brokers for Securities and
        Forward Foreign Currency Contracts Sold                                                 9,049              9,990
    Dividends and Interest Receivable                                                           1,019                279
    Other                                                                                         914                 51
                                                                                           ----------           --------
    Total Assets                                                                            1,332,566            650,478
LIABILITIES:
    Payable to Brokers for Securities and
      Forward Foreign Currency Contracts Purchased                                              3,482              7,007
    Accrued Operating Expenses and Other Liabilities                                            1,424                649
                                                                                           ----------           --------
    Total Liabilities                                                                           4,906              7,656
                                                                                           ----------           --------
NET ASSETS                                                                                 $1,327,660         $  642,822
                                                                                           ==========           ========
Capital Shares
    Authorized                                                                                100,000            300,000
    Outstanding                                                                                39,805             40,479
NET ASSET VALUE PER SHARE                                                                   $   33.35          $   15.88
                                                                                           ==========           ========


                                                                                         STRONG COMMON         STRONG
                                                                                           STOCK FUND       DISCOVERY FUND
                                                                                         -------------      --------------
ASSETS:
    Investments in Securities, at Value (Cost of $898,557 and
    $558,095, respectively)                                                                $1,051,016         $  589,283
    Receivable from Brokers for Securities and
        Forward Foreign Currency Contracts Sold                                                14,127             27,440
    Dividends and Interest Receivable                                                             640              4,678
    Other                                                                                         795                 --
                                                                                           ----------           --------
    Total Assets                                                                            1,066,578            621,401
LIABILITIES:
    Payable to Brokers for Securities and
      Forward Foreign Currency Contracts Purchased                                              4,424             21,609
    Accrued Operating Expenses and Other Liabilities                                            1,144                732
                                                                                           ----------           --------
    Total Liabilities                                                                           5,568             22,341
                                                                                           ----------           --------
NET ASSETS                                                                                 $1,061,010         $  599,060
                                                                                           =========-           ========
Capital Shares
    Authorized                                                                                300,000          1,000,000
    Outstanding                                                                                53,679             31,596
NET ASSET VALUE PER SHARE                                                                  $    19.77          $   18.96
                                                                                           ==========           ========


                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended December 31, 1995 and 1994

                                                                                       (In Thousands)
                                                                               STRONG                  STRONG
                                                                          OPPORTUNITY FUND           GROWTH FUND
                                                                          ----------------     -----------------------
                                                                           1995      1994        1995             1994
                                                                           ----      ----        ----             ----
OPERATIONS:
  Net Investment Income (Loss)                                         $    7,106  $  3,346   ($  1,860)        ($     28)
  Net Realized Gain (Loss)                                                 67,590    29,481       8,083            (1,487)
  Change in Unrealized Appreciation/Depreciation                          186,713   (19,889)    122,479             6,495
                                                                       ----------  --------    --------          --------
  Increase in Net Assets Resulting from Operations                        261,409    12,938     128,702             4,980

CAPITAL SHARE TRANSACTIONS                                                329,001   383,946     426,979           101,393

DIVIDENDS PAID FROM:
  From Net Investment Income                                               (7,106)   (3,314)         --                --
  In Excess of Net Investment Income                                         (420)      (18)     (1,160)             (464)
  From Net Realized Gains                                                 (60,924)  (31,355)     (6,171)               --
  In Excess of Net Realized Gains                                              --        --    (11,537)                --
                                                                       ----------  --------    --------          --------
TOTAL INCREASE IN NET ASSETS                                              521,960   362,197     536,813           105,909

NET ASSETS:
  Beginning of Year                                                       805,700   443,503     106,009               100
                                                                       ----------  --------    --------          --------
  End of Year                                                          $1,327,660  $805,700    $642,822          $106,009
                                                                       ==========  ========    ========          ========

                                                                             Strong Common            Strong
                                                                              Stock Fund            Discovery Fund
                                                                           --------------       -----------------------
                                                                           1995     1994        1995               1994
                                                                           ----     ----        ----               ----
Operations:
  Net Investment Income (Loss)                                         $    4,919  $  2,037   ($  1,909)          $  2,543
  Net Realized Gain                                                       142,556    47,778      96,222              9,276
  Change in Unrealized Appreciation/Depreciation                          106,914   (54,576)     44,159            (34,031)
                                                                       ----------  --------    --------           --------
  Increase (Decrease) in Net Assets Resulting
   from Operations                                                        254,389    (4,761)    138,472            (22,212)

Capital Share Transactions                                                129,341    82,644     133,177            139,429

Dividends Paid From:
  From Net Investment Income                                               (4,919)   (1,963)         --             (2,544)
  In Excess of Net Investment Income                                         (729)      (46)     (2,868)           (13,712)
  From Net Realized Gains                                                (107,197)  (47,835)    (58,131)           (14,340)
                                                                       ----------  --------    --------           --------
Total Increase in Net Assets                                              270,885    28,039     210,650             86,621

Net Assets:
  Beginning of Year                                                       790,125   762,086     388,410            301,789
                                                                       ----------  --------    --------           --------
  End of Year                                                          $1,061,010  $790,125    $599,060           $388,410
                                                                       ==========  ========    ========           ========



                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1995

1.   ORGANIZATION
     The Strong Growth Funds consist of Strong Opportunity Fund, Inc., Strong Growth Fund, Strong Common Stock Fund, Inc. and Strong Discovery Fund, Inc. The Strong Opportunity Fund, Inc., Strong Common Stock Fund, Inc., and the Strong Discovery Fund, Inc. are separately incorporated, diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Strong Growth Fund is a diversified series of the Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The
          Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1995 were as follows (in thousands):


                                STRONG         STRONG     STRONG COMMON      STRONG
                          OPPORTUNITY FUND  GROWTH FUND     STOCK FUND    DISCOVERY FUND
                          ----------------  -----------   -------------   --------------
Aggregate Cost                   $2,500       $2,461        $22,113            $770
Aggregate Fair Value              6,309        3,025         25,331             501
Percent of Net Assets              0.5%         0.5%           2.4%            0.1%


     (B)  Federal Income and Excise Taxes and Distributions to
          Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1995 were as follows (in thousands):

                                                      STRONG                  STRONG     STRONG COMMON        STRONG
                                                 OPPORTUNITY FUND           GROWTH FUND    STOCK FUND     DISCOVERY FUND
                                                 ----------------           -----------  --------------   --------------
Capital Stock                                       $1,078,387                $528,406     $  866,158        $542,492
Undistributed Net Investment
 Income                                                  1,063                      72            670           2,648
Undistributed Net Realized Gain (Loss)                  11,829                 (14,629)        41,175          19,284
Net Unrealized Appreciation                            236,381                 128,973        153,007          34,636
                                                    ----------                --------     ----------        --------
                                                    $1,327,660                $642,822     $1,061,010        $599,060
                                                    ==========                ========     ==========        ========


4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                      1995                       1994
                             -----------------------    -----------------------
                             SHARES          DOLLARS    SHARES          DOLLARS
                             ------          -------    ------          -------
 STRONG OPPORTUNITY FUND
 Shares Sold                 18,368         $563,647    19,268         $552,372
 Dividends Reinvested         2,037           66,138     1,202           33,506
 Shares Redeemed             (9,679)        (300,784)   (7,100)        (201,932)
                             ------         --------    ------         --------
                             10,726         $329,001    13,370         $383,946
                             ======         ========    ======         ========

 STRONG GROWTH FUND
 Shares Sold                 41,849         $575,998    12,148         $135,056
 Dividends Reinvested         1,180           18,423        44              455
 Shares Redeemed            (11,681)        (167,442)   (3,071)         (34,118)
                             ------         --------    ------         --------
                             31,348         $426,979     9,121         $101,393
                             ======         ========    ======         ========

 STRONG COMMON STOCK FUND
 Shares Sold                  9,453         $182,025    12,780         $228,135
 Dividends Reinvested         5,653          110,159     2,874           48,507
 Shares Redeemed             (8,613)        (162,843)  (10,938)        (193,998)
                             ------         --------    ------         --------
                              6,493         $129,341     4,716         $ 82,644
                             ======         ========    ======         ========

 STRONG DISCOVERY FUND
 Shares Sold                 21,180         $394,018    24,287         $415,186
 Dividends Reinvested         3,156           59,230     1,843           29,781
 Shares Redeemed            (17,524)        (320,071)  (18,065)        (305,538)
                             ------         --------    ------         --------
                              6,812         $133,177     8,065         $139,429
                             ======         ========    ======         ========

--------------------------------------------------------------------------------
December 31, 1995

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions for the year ended December 31, 1995 is as follows (in thousands):

                                                  STRONG         STRONG     STRONG COMMON      STRONG
                                             OPPORTUNITY FUND  GROWTH FUND   STOCK FUND    DISCOVERY FUND
                                             ----------------  -----------  -------------  --------------
Payable to Advisor at December 31, 1995            $1,284         $613           $910            $560
Other Shareholder Servicing
 Expenses Paid to Advisor                              40           18             33              23
Unaffiliated Directors' Fees                           18            4             18               9


6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities during the year ended December 31, 1995 were as follows (in thousands):

                                                  STRONG         STRONG     STRONG COMMON      STRONG
                                             OPPORTUNITY FUND  GROWTH FUND   STOCK FUND    DISCOVERY FUND
                                             ----------------  -----------  -------------  --------------
Purchases:
 U.S. Government and Agency                    $   10,000      $       --      $      --      $  125,990
 Other                                          1,061,909       1,504,501        751,081       2,335,531

Sales:
 U.S. Government and Agency                        10,005              --             --              --
 Other                                            871,578       1,128,785        769,783       2,370,610


7.   INCOME TAX INFORMATION
     At December 31, 1995, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):

                                                  STRONG         STRONG     STRONG COMMON      STRONG
                                             OPPORTUNITY FUND  GROWTH FUND   STOCK FUND    DISCOVERY FUND
                                             ----------------  -----------  -------------  --------------
Aggregate Investment Cost                       $1,087,208     $516,776       $900,356        $561,168
                                                ==========     ========       ========        ========
Aggregate Unrealized:
 Appreciation                                   $  253,650     $127,522       $184,613        $ 52,776
 Depreciation                                      (19,274)      (4,140)       (33,953)        (24,661)
                                                ----------     --------       --------        --------
                                                $  234,376     $123,382       $150,660        $ 28,115
                                                ==========     ========       ========        ========


     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 1995, which are designated as qualifying for the dividends-received deduction are Strong Opportunity Fund 100.0%, Strong Growth Fund 100.0%, Strong Common Stock Fund 100.0%, and Strong Discovery Fund 73.4%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG GROWTH FUND

                                                                                               1995                   1994
                                                                                               ----                   ----
Net Asset Value, Beginning of Period                                                         $   11.61              $  10.00
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Loss                                                                         (0.04)                   --
Net Realized and Unrealized Gains on Investments                                                  4.79                  1.72
                                                                                             ---------               -------
Total from Investment Operations                                                                  4.75                  1.72
LESS DISTRIBUTIONS
     In Excess of Net Investment Income                                                          (0.03)                (0.11)
     From Net Realized Gains                                                                     (0.16)                   --
     In Excess of Net Realized Gains                                                             (0.29)                   --
                                                                                             ---------               -------
TOTAL DISTRIBUTIONS                                                                              (0.48)                (0.11)
                                                                                             ---------               -------
NET ASSET VALUE, END OF PERIOD                                                               $   15.88              $  11.61
                                                                                             =========               =======
Total Return                                                                                    +41.0%                +17.3%
Net Assets, End of Period (In Thousands)                                                    $  642,822              $106,009
Ratio of Expenses to Average Net Assets                                                           1.4%                  1.6%
Ratio of Net Investment Income to Average Net Assets                                             (0.5%)                (0.1%)
Portfolio Turnover Rate                                                                         321.2%                385.8%

STRONG COMMON STOCK FUND
                                                               1995     1994        1993       1992           1991           1990
                                                               ----     ----        ----       ----           ----           ----
Net Asset Value, Beginning of Period                      $    16.74  $  17.94    $  15.07   $  12.84       $  10.02      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                         0.11      0.04        0.04       0.03          (0.02)         0.07
  Net Realized and Unrealized Gains on Investments              5.25     (0.13)       3.74       2.59           5.42          0.03
                                                          ----------  --------    --------   --------       --------      --------
Total from Investment Operations                                5.36     (0.09)       3.78       2.62           5.40          0.10
LESS DISTRIBUTIONS
  From Net Investment Income                                   (0.10)    (0.04)      (0.04)     (0.01)            --         (0.08)
  In Excess of Net Investment Income                           (0.02)       --         --         --              --           --
  From Net Realized Gains                                      (2.21)    (1.07)      (0.87)     (0.38)(1)      (2.58)(2)       --
                                                          ----------  --------    --------   --------       --------      --------
Total Distributions                                            (2.33)    (1.11)      (0.91)     (0.39)         (2.58)        (0.08)
                                                          ----------  --------    --------   --------       --------      --------
Net Asset Value, End of Period                            $    19.77  $  16.74    $  17.94   $  15.07       $  12.84      $  10.02
                                                          ==========  ========    ========   ========       ========      ========
Total Return                                                  +32.4%    _ 0.5%      +25.2%     +20.8%         +57.1%         +1.0%
Net Assets, End of Period (In Thousands)                  $1,061,010  $790,125    $762,086   $179,113       $ 48,549      $  2,432
Ratio of Expenses to Average Net Assets                         1.2%      1.3%        1.4%       1.4%           2.0%          2.0%
Ratio of Net Investment Income to Average Net Assets            0.5%      0.3%        0.2%       0.1%         (0.5%)          0.9%
Portfolio Turnover Rate                                        91.5%     83.0%       80.9%     291.7%       2,460.7%        291.2%

(1) Includes $0.22 ordinary income distribution for tax purposes.
(2) Ordinary income distribution for tax purposes.

--------------------------------------------------------------------------------
The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG OPPORTUNITY FUND

                                                 1995        1994      1993       1992     1991      1990     1989       1988
                                                 ----        ----      ----       ----     ----      ----     ----       ----
NET ASSET VALUE,
BEGINNING OF PERIOD                          $    27.71   $  28.23  $  24.70  $  21.24  $  16.29  $  19.21  $  16.90  $  15.87
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income                             0.20       0.13      0.06      0.06      0.21      0.63      0.84      1.35
 Net Realized and Unrealized Gains
  (Losses) on Investments                          7.28       0.76      5.10      3.62      4.93     (2.77)     2.31      1.23
                                             ----------   --------  --------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS                   7.48       0.89      5.16      3.68      5.14     (2.14)     3.15      2.58
LESS DISTRIBUTIONS
 From Net Investment Income                       (0.20)     (0.13)    (0.06)    (0.06)    (0.19)    (0.74)    (0.68)    (1.37)
 In Excess of Net Investment Income               (0.01)        --        --        --        --        --        --        --
 From Net Realized Gains                          (1.63)     (1.28)    (1.57)    (0.16)       --     (0.04)    (0.16)       --
 Returns of Capital                                  --         --        --        --        --        --        --     (0.18)
                                             ----------   --------  --------  --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS                               (1.84)     (1.41)    (1.63)    (0.22)    (0.19)    (0.78)    (0.84)    (1.55)
                                             ----------   --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD               $    33.35   $  27.71  $  28.23  $  24.70  $  21.24  $  16.29  $  19.21  $  16.90
                                             ==========   ========  ========  ========  ========  ========  ========  ========

Total Return                                     +27.3%      +3.2%    +21.2%    +17.4%    +31.7%    -11.3%    +18.5%    +16.5%

Net Assets, End of Period
 (In Thousands)                              $1,327,660   $805,700  $443,503  $193,208  $159,667  $131,919  $205,043  $157,353
Ratio of Expenses to Average
 Net Assets                                        1.3%       1.4%      1.4%      1.5%      1.7%      1.7%      1.6%      1.6%
Ratio of Net Investment Income
to Average Net Assets                              0.7%       0.5%      0.2%      0.3%      1.1%      3.3%      4.3%      7.4%
Portfolio Turnover Rate                           92.5%      59.2%    109.1%    138.5%    270.5%    275.0%    305.6%    352.4%

                                                  1987        1986
                                                  ----        ----
NET ASSET VALUE,
BEGINNING OF PERIOD                            $  15.99    $ 10.00
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income                             0.27       0.05
 Net Realized and Unrealized Gains
  (Losses) on Investments                          1.65       5.94
                                               --------    -------
TOTAL FROM INVESTMENT OPERATIONS                   1.92       5.99
LESS DISTRIBUTIONS
 From Net Investment Income                       (0.24)        --
 In Excess of Net Investment Income                  --         --
 From Net Realized Gains                          (1.80)        --
 Returns of Capital                                  --         --
                                               --------    -------
TOTAL DISTRIBUTIONS                               (2.04)        --
                                               --------    -------
NET ASSET VALUE, END OF PERIOD                 $  15.87    $ 15.99
                                               ========    =======

Total Return                                     +11.9%     +59.9%

Net Assets, End of Period
 (In Thousands)                                $153,573    $43,632
Ratio of Expenses to Average
 Net Assets                                        1.5%       1.7%
Ratio of Net Investment Income
to Average Net Assets                              1.7%       0.7%
Portfolio Turnover Rate                          371.2%     170.2%

STRONG DISCOVERY FUND
                                               1995      1994       1993      1992        1991        1990     1989      1988
                                               ----      ----       ----      ----        ----        ----     ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD        $  15.67  $  18.05   $  16.01  $  17.49     $  12.51     $ 13.18  $ 11.44  $ 10.00
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)                  (0.05)     0.16      (0.01)    (0.06)          --        0.27     0.30     0.95
 Net Realized and Unrealized Gains
  (Losses) on Investments                       5.48     (1.17)      3.48      0.23         8.41       (0.63)    2.43     1.49
                                            --------  --------   --------  --------     --------     -------  -------  -------
TOTAL FROM INVESTMENT OPERATIONS               5.43     (1.01)      3.47      0.17         8.41       (0.36)    2.73     2.44
LESS DISTRIBUTIONS
 From Net Investment Income                       --     (0.11)        --        --           --       (0.31)   (0.28)   (0.97)
 In Excess of Net Investment Income            (0.10)    (0.58)     (0.45)       --           --          --       --       --
 From Net Realized Gains                       (2.04)    (0.68)     (0.98)    (1.65)(1)    (3.43)(2)      --    (0.71)   (0.03)
                                            --------  --------   --------  --------     --------     -------  -------  -------
TOTAL DISTRIBUTIONS                            (2.14)    (1.37)     (1.43)    (1.65)       (3.43)      (0.31)   (0.99)   (1.00)
                                            --------  --------   --------  --------     --------     -------  -------  -------
NET ASSET VALUE, END OF PERIOD              $  18.96  $  15.67   $  18.05  $  16.01     $  17.49     $ 12.51  $ 13.18  $ 11.44
                                            ========  ========   ========  ========     ========     =======  =======  =======
Total Return                                  +34.8%    - 5.7%     +22.2%     +1.9%       +67.6%       -2.7%   +24.0%   +24.5%
Net Assets, End of Period (In Thousands)    $599,060  $388,410   $301,789  $193,276     $162,499     $56,260  $57,914  $13,648
Ratio of Expenses to Average Net Assets         1.4%      1.5%       1.5%      1.5%         1.6%        1.9%     1.9%     2.0%
Ratio of Net Investment Income to Average
  Net Assets                                   (0.4%)     0.7%      (0.2%)    (0.4%)        0.0%        2.1%     2.4%    11.9%
Portfolio Turnover Rate                       516.0%    606.1%     668.2%  1,258.6%     1,059.9%      493.9%   549.6%   441.6%


(1) Includes $1.50 ordinary income distribution for tax purposes.
(2) Includes $0.83 ordinary income distribution for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Growth Funds

We have audited the accompanying statements of assets and liabilities of Strong Opportunity Fund, Inc., Strong Growth Fund (one of the portfolios constituting the Strong Equity Funds, Inc.), Strong Common Stock Fund, Inc. and Strong Discovery Fund, Inc. (collectively referred to herein as the "Strong Growth Funds"), including the schedules of investments in securities, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Growth Funds as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 5, 1996

                           SHAREHOLDER PRIVILEGES*


                     [STRONG FUNDS 24-HOUR SERVICE LOGO]


TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                    [STRONG FUNDS AUTOMATIC EXCHANGE LOGO]

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.

   FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

*Each Fund reserves the right to terminate or modify any of these privileges.

                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                  Mailed from
                                                                 Zip Code 94545
                                                                  Permit No. 23


                   For Literature and Information Requests,
                             Call 1-800-368-1030.

           To Discuss an Existing Account or Conduct a Transaction,
                             Call 1-800-368-3863.

            For a prospectus containing more complete information,
             including management fees and expenses, please call
               1-800-368-1030.  Please read it carefully before
             investing or sending money.  This annual report does
             not constitute an offer for the sale of securities.
            Strong Funds are offered for sale by prospectus only.


                             [STRONG FUNDS LOGO]

                       STRONG FUNDS DISTRIBUTORS, INC.
                                P.O. Box 2936
                         Milwaukee, Wisconsin  53201